United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	May-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconciliations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	July 26, 2004
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	38138
FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	47,142,096	—			47,142,096	38,984,907	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	14,817,065				14,817,065	14,134,405	144,584,037	130,777,943
Interest Income/Other Income	307,622				307,622	33,000	5,807,548	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(669,488)	2,191,297			1,521,809		(2,910,178)	—
Proceeds from the Sale of Assets				—
							—	—
Total Receipts	14,455,199	2,191,297	—	—	16,646,497	14,167,405	147,495,304	131,998,943

Disbursements
Gross Payroll/Payroll Taxes		2,191,297			2,191,297	3,447,350	20,483,463	22,660,245
Sales, Use & Other Taxes					—		—	—
Inventory Purchases					—		—	—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	2,724,910				2,724,910	3,752,778	21,244,460	12,158,105
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	9,549,852				9,549,852	6,817,362	70,667,098	70,480,530
					—		—
Deposits to Lenders	33,000				33,000		2,533,000	2,500,000
Professional fees - Carve-out	1,139,541				1,139,541	1,000,000	5,387,362	6,200,000
US Trustee Quarterly Fees					—	120,000	—	358,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	13,447,303	2,191,297	—	—	15,638,600	15,137,490	120,315,382	114,357,131

Net Cash Flow
(Receipts less Disbursements)	1,007,896	—	—	—	1,007,896	(970,085)	27,179,922	17,641,812
Cash - End of Month	48,149,992	—	—	—	48,149,992	38,014,822	48,149,992	37,044,736

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET MONTH
Week Ending	5/7	5/14	5/21	5/28	MAY
Beginning Cash	$45,614,155	$49,733,695	$48,811,059	$48,217,575	$45,614,155
Cash Receipts
TICO Cash Collected	996,641	819,778	814,799	809,851	3,441,069
SM Cash Collected	1,872,717	1,862,748	1,877,844	1,893,046	7,506,356
TIG Cash Collected	187,500	187,500	187,500	187,500	750,000
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	218,273	205,758	200,993	196,372	821,396
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	3,275,131	3,075,784	3,081,136	3,086,770	12,518,821

Cash Disbursements
Loan Proceeds Checks	1,853,502	1,800,981	1,807,425	1,814,093	7,276,001
Expenses related to Loans	14,930	12,280	12,206	12,132	51,547
Expenses related to TIG	100,000	100,000	100,000	100,000	400,000

Total Cash Disbursements	1,968,432	1,913,261	1,919,631	1,926,224	7,727,548

NET CASH RECEIPTS	1,306,699	1,162,523	1,161,505	1,160,545	4,791,273

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	30,400	92,800	30,375	30,100	183,675
Bank Charges	25,000	21,200	6,300	1,075	53,575
Claims Funding*	58,000	58,000	58,000	58,000	232,000
Company Auto	12,200	11,600	12,100	12,150	48,050
Computer Costs	8,550	13,075	4,700	7,650	33,975
Dues And Subscriptions	325	350	450	350	1,475
Employee Reimbursements - collections exp	22,213	22,686	21,350	23,253	89,503
Equipment Rental	8,766	25,000	25,085	4,840	63,691
Fixed Assets	3,900	22,700	6,900	83,700	117,200
Forms & Printing	1,450	694	18,450	26,900	47,494
Insurance	21,000	—	6,000	7,500	34,500
Meals & Entertainment	2,900	2,550	2,700	3,295	11,445
Miscellaneous	10,665	13,250	13,515	76,760	114,190
Office Expense	30,150	15,075	11,825	14,700	71,750
Postage	17,575	17,525	14,845	10,600	60,545
Prepaid Expenses	7,500	7,500	12,500	7,500	35,000
Prepaid Software ABS	20,000	—	—	4,595	24,595
Professional Fees-Ordinary Course	2,470	8,370	87,445	43,770	142,055
Rent	—	8,000	59,912	201,825	269,737
Repairs & Maintenance	4,100	3,850	3,950	4,050	15,950
Roadgard	—	95,000	—	—	95,000
Seminars & Meetings	1,950	2,150	1,900	2,150	8,150
Taxes & Licenses	5,640	102,370	9,225	5,995	123,230
Telephone	54,941	28,697	20,673	49,273	153,584
Temporary Agency Staff	13,330	16,330	11,330	14,330	55,320
Board of Directors	—	—	4,000	2,000	6,000
Travel	3,865	5,550	39,300	4,550	53,265
Utilities	15,356	16,873	15,490	17,003	64,723

Total Operating Cash Disbursements	382,247	611,196	498,320	717,914	2,209,676

Total Cash Disbursements by Group
Corporate	44,750	113,000	164,750	115,500	438,000
Tico Credit	68,560	104,495	118,787	146,130	437,971
Southern Management	251,900	368,700	201,900	419,500	1,242,000
Thaxton Premium Finance	1,075	2,150	2,035	865	6,125
Thaxton Commercial Lending	2,370	470	565	1,420	4,825
Thaxton Insurance Group	13,592	22,381	10,283	34,499	80,755

Total Operating Cash Disbursements	382,247	611,196	498,320	717,914	2,209,676

Other Items
Interest to Finova	—	—	562,706	—	562,706
Payroll Paid TTG	—	460,500	—	460,500	921,000
Payroll Paid SMC	—	650,000	283,000	654,000	1,587,000
401K	—	12,500	—	12,500	25,000
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	136,112	138,963	138,963	130,309	544,347
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	60,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	348,112	1,473,963	1,256,669	1,469,309	4,548,053

Cash from Operations
Total Collections	3,275,131	3,075,784	3,081,136	3,086,770	12,518,821
Total Disbursements	2,486,790	3,786,420	3,462,620	3,901,447	13,637,277

Net Cash from Operations	788,341	(710,636)	(381,484)	(814,677)	(1,118,456)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	576,341	(922,636)	(593,484)	(1,026,677)	(1,966,456)

Adjustment due to New Budget Period					—

Ending Cash	46,190,495	48,811,059	48,217,575	47,190,898	43,647,698

4

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	May-04	FOR INFORMATION PURPOSES ONLY		JOINTLY ADMINISTERED
Monthly Court Report for		HOLDING COMPANY	HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	47,142,095.67	45,259,818.84	—	—	(90,947.40)	—	(4,964.50)		1,255,985.29	722,203.44

			—
TICO Cash Collected	4,159,372.09	—		—	—	—	—		—	4,159,372.09
SM Cash Collected	8,392,148.40	—		—	—	—	—		8,392,148.40	—
TIG Cash Collected	858,265.90	—		—	858,265.90	—	—		—	—
TPF Cash Collected	866,655.19	—		—	—	—	866,655.19		—	—
TCL Cash Collected	540,623.41	—		—	—	540,623.41	—		—	—
Other Income Collected	307,622.42	33,678.11		—	—	—	40,544.46		—	233,399.85

SUBTOTAL	15,124,687.41	33,678.11	—	—	858,265.90	540,623.41	907,199.65	—	8,392,148.40	4,392,771.94

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,521,809.31	4,278,134.72		—	(67,589.58)	(51,758.70)	(827,375.04)		884,940.94	(2,694,543.03)
	—	—		—	—	—	—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—		—	—	—	—		—	—
Holdback, Deposits and Escrows	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	16,646,496.72	4,311,812.83	—	—	790,676.32	488,864.71	79,824.61	—	9,277,089.34	1,698,228.91

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	8,405,216.75	—		—	—	469,051.35	(5,978.13)		7,237,917.48	704,226.05
Expenses related to Loans\Thaxton Insurance Group	1,144,634.92	—		—	562,869.09	—	80,092.83		396,844.87	104,828.13

Subtotal - Loans	9,549,851.67	—	—	—	562,869.09	469,051.35	74,114.70		7,634,762.35	809,054.18

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	85,145.43	—		—	—	—	—		85,027.35	118.08
Bank Charges	125,903.13	92,256.77		—	2.50	—	—		27,700.58	5,943.28
Claims Funding*	139,457.00	52,959.06		—	—	—	—		86,497.94	—
Company Auto	18,303.63	—		—	400.38	191.68	—		14,426.25	3,285.32
Computer Costs	22,293.21	5,292.11		—	5,078.89	2,023.90	1,461.00		2,825.93	5,611.38
Dues And Subscriptions	1,820.00	215.00		—	762.00	—	—		833.00	10.00
Employee Reimbursements - collections exp	32,191.08	—		—	2,106.34	—	—		(5.21)	30,089.95
Equipment Rental	50,013.40	38,142.75		—	586.25	—	85.00		3,292.55	7,906.85
Fixed Assets	(31,241.21)	—		—	—	—	—		1,758.79	(33,000.00)
Forms & Printing	3,340.71	236.60		—	203.69	—	—		1,861.64	1,038.78
Insurance	21,276.18	7,611.66		—	—	562.71	422.03		12,679.78	—
Meals & Entertainment	4,582.41	—		—	—	11.37	—		2,367.27	2,203.77
Miscellaneous	11,665.13	6,014.65		—	746.74	—	—		3,112.74	1,791.00
Office Expense	48,081.67	2,269.81		—	8,675.27	103.18	369.62		17,273.51	19,390.28
Postage	22,074.14	(345.46)		—	531.00	95.52	34.94		8,406.34	13,351.80
Prepaid Expenses	18,001.30	17,995.00		—	—	—	—		6.30	—
Prepaid Software ABS	22,723.21	—		—	—	—	—		18,365.00	4,358.21
Professional Fees-Ordinary Course	25,244.44	23,284.63		—	—	353.46	—		1,198.85	407.50
Rent	263,217.17	10,763.00		—	18,156.49	856.00	39.00		170,642.25	62,760.43
Repairs & Maintenance	13,086.55	66.19		—	500.00	—	60.00		11,434.49	1,025.87
Seminars & Meetings	7,003.41	—		—	—	—	—		7,003.41	—
Taxes & Licenses	152,099.04	51,000.00		—	2,474.00	—	—		50,778.64	47,846.40
Telephone	126,194.11	8,578.34		—	8,858.18	440.04	396.03		79,004.79	28,916.73
Temporary Agency Staff	31,517.95	3,586.65		—	6,543.00	—	—		9,513.78	11,874.52
Travel	49,016.80	854.68		—	—	—	—		43,732.80	4,429.32
Utilities	17,669.70	2,976.78		—	3,240.40	—	—		112.50	11,340.02
Interest to Finova	562,706.70	562,706.70		—	—	—	—		—	—
Payroll Paid TTG	793,481.19	69,578.24		—	170,735.93	15,175.50	5,828.02		—	532,163.50
Payroll Paid SMC	1,397,816.30	—		—	—	—	—		1,397,816.30	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	571,246.72	—		—	—	—	—		497,766.67	73,480.05
Deposit to Lender	33,000.00	33,000.00		—	—	—	—		—	—
US Trustee	118,000.00	118,000.00		—	—	—	—		—	—
Bankruptcy Professionals	1,139,541.00	1,139,541.00		—	—	—	—		—	—
Other	80,090.03	30,090.03		—	—	—	—		50,000.00	—

Total Other Cash Disbursements	6,088,748.79	2,388,861.45	—	—	229,601.06	19,813.36	8,695.64		2,605,434.24	836,343.04

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	15,638,600.46	2,388,861.45	—	—	792,470.15	488,864.71	82,810.34		10,240,196.59	1,645,397.22

	48,149,991.93	47,182,770.22	—	—	(92,741.23)	—	(7,950.23)		292,878.04	775,035.13

BANK ACCOUNT RECONCILED BALANCES:	48,149,991.93	47,182,770.22			(92,741.23)	(0.00)	(7,950.23)		292,878.04	775,035.13

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	47,142,095.67		—	47,142,095.67

TICO Cash Collected	4,159,372.09	—	—	4,159,372.09
SM Cash Collected	8,392,148.40	—	—	8,392,148.40
TIG Cash Collected	858,265.90	—	—	858,265.90
TPF Cash Collected	866,655.19	—	—	866,655.19
TCL Cash Collected	540,623.41	—	—	540,623.41
Other Income Collected	307,622.42	—	—	307,622.42

SUBTOTAL	15,124,687.41	—	—	15,124,687.41

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(669,488.18)	2,191,297.49	—	1,521,809.31
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	14,455,199.23	2,191,297.49	—	16,646,496.72

Cash Disbursements - Loans
Loan Proceeds Checks	8,405,216.75			8,405,216.75
Expenses related to Loans\Thaxton Insurance Group	1,144,634.92			1,144,634.92

Subtotal - Loans	9,549,851.67	—	—	9,549,851.67

	—
Cash Disbursements - Other	—
Advertising	85,145.43		—	85,145.43
Bank Charges	125,903.13	—	—	125,903.13
Claims Funding*	139,457.00		—	139,457.00
Company Auto	18,303.63	—	—	18,303.63
Computer Costs	22,293.21	—	—	22,293.21
Dues And Subscriptions	1,820.00	—	—	1,820.00
Employee Reimbursements - collections exp	32,191.08	—	—	32,191.08
Equipment Rental	50,013.40	—	—	50,013.40
Fixed Assets	(31,241.21)	—	—	(31,241.21)
Forms & Printing	3,340.71	—	—	3,340.71
Insurance	21,276.18	—	—	21,276.18
Meals & Entertainment	4,582.41	—	—	4,582.41
Miscellaneous	11,665.13	—	—	11,665.13
Office Expense	48,081.67	—	—	48,081.67
Postage	22,074.14	—	—	22,074.14
Prepaid Expenses	18,001.30	—	—	18,001.30
Prepaid Software ABS	22,723.21	—	—	22,723.21
Professional Fees-Ordinary Course	25,244.44	—	—	25,244.44
Rent	263,217.17	—	—	263,217.17
Repairs & Maintenance	13,086.55	—	—	13,086.55
Seminars & Meetings	7,003.41	—	—	7,003.41
Taxes & Licenses	152,099.04	—	—	152,099.04
Telephone	126,194.11	—	—	126,194.11
Temporary Agency Staff	31,517.95	—	—	31,517.95
Travel	49,016.80	—	—	49,016.80
Utilities	17,669.70	—	—	17,669.70
Interest to Finova	562,706.70	—	—	562,706.70
Payroll Paid TTG	—	793,481.19	—	793,481.19
Payroll Paid SMC	—	1,397,816.30	—	1,397,816.30
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	571,246.72	—	—	571,246.72
Deposit to Lender	33,000.00	—	—	33,000.00
US Trustee	118,000.00	—	—	118,000.00
Bankruptcy Professionals	1,139,541.00	—	—	1,139,541.00
Other	80,090.03	—	—	80,090.03

Total Other Cash Disbursements	3,897,451.30	2,191,297.49	—	6,088,748.79

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	13,447,302.97	2,191,297.49	—	15,638,600.46

	48,149,991.93	—	—	48,149,991.93

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	2,388,861.45

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for		May-04	Case # 03-13183	INACTIVE
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	WACHOVIA Modern Notes 657638367 2079900430042	Paragon, Inc
Beginning Cash Position	45,259,818.84	149,991.66	42,963,586.23	662,517.52	1,511,492.46	(25,275.82)	(8,157.19)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	33,678.11		33,678.11			—

SUBTOTAL	33,678.11	—	33,678.11	—	—	—	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,278,134.72		2,300,000.00		1,899,348.89	70,628.64	8,157.19
	—
	—					—

Total Cash receipts	4,311,812.83	—	2,333,678.11	—	1,899,348.89	70,628.64	8,157.19	—

						—
						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	92,256.77		61.28		92,195.49
Claims Funding*	52,959.06				52,959.06
Company Auto	—				—
Computer Costs	5,292.11				5,292.11
Dues And Subscriptions	215.00				215.00
Employee Reimbursements -collections exp	—				—
Equipment Rental	38,142.75				38,142.75
Fixed Assets	—				—
Forms & Printing	236.60				236.60
Insurance	7,611.66				7,611.66
Meals & Entertainment	—				—
Miscellaneous	6,014.65				6,014.65
Office Expense	2,269.81				2,269.81
Postage	(345.46)				(345.46)
Prepaid Expenses	17,995.00				17,995.00
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	23,284.63				23,284.63
Rent	10,763.00				10,763.00
Repairs & Maintenance	66.19				66.19
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	51,000.00				51,000.00
Telephone	8,578.34				8,578.34
Temporary Agency Staff	3,586.65				3,586.65
Travel	854.68				854.68
Utilities	2,976.78				2,976.78
Interest to Finova	562,706.70				562,706.70
Payroll Paid TTG	69,578.24					69,578.24
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	64,187.26				64,187.26
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	33,000.00				33,000.00
US Trustee	118,000.00				118,000.00
Bankruptcy Professionals	1,139,541.00				1,139,541.00
Other	30,090.03			38,505.03	(8,415.00)

Total Other Cash Disbursements	2,388,861.45	—	61.28	38,505.03	2,280,716.90	69,578.24	—	—

TOTAL ALL CASH DISBURSEMENTS	2,388,861.45	—	61.28	38,505.03	2,280,716.90	69,578.24	—	—

	47,182,770.22	149,991.66	45,297,203.06	624,012.49	1,130,124.45	(24,225.42)	—	5,663.98

Book Balance per bank rec.	47,182,770.22	149,991.66	45,297,203.06	624,012.49	1,130,124.45	(24,225.42)	—	5,663.98
	—				—			—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	45,259,818.84	—	—	45,259,818.84

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	33,678.11	—	—	33,678.11

SUBTOTAL	33,678.11	—	—	33,678.11

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,278,134.72	—	—	4,278,134.72
			—	—
	—	—	—	—

Total Cash receipts	4,311,812.83	—	—	4,311,812.83

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	92,256.77	—	—	92,256.77
Claims Funding*	52,959.06	—	—	52,959.06
Company Auto	—	—	—	—
Computer Costs	5,292.11	—	—	5,292.11
Dues And Subscriptions	215.00	—	—	215.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	38,142.75	—	—	38,142.75
Fixed Assets	—	—	—	—
Forms & Printing	236.60	—	—	236.60
Insurance	7,611.66	—	—	7,611.66
Meals & Entertainment	—	—	—	—
Miscellaneous	6,014.65	—	—	6,014.65
Office Expense	2,269.81	—	—	2,269.81
Postage	(345.46)	—	—	(345.46)
Prepaid Expenses	17,995.00	—	—	17,995.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	23,284.63	—	—	23,284.63
Rent	10,763.00	—	—	10,763.00
Repairs & Maintenance	66.19	—	—	66.19
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	51,000.00	—	—	51,000.00
Telephone	8,578.34	—	—	8,578.34
Temporary Agency Staff	3,586.65	—	—	3,586.65
Travel	854.68	—	—	854.68
Utilities	2,976.78	—	—	2,976.78
Interest to Finova	562,706.70	—	—	562,706.70
Payroll Paid TTG	—	69,578.24	—	69,578.24
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	64,187.26	—	—	64,187.26
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	33,000.00	—	—	33,000.00
US Trustee	118,000.00	—	—	118,000.00
Bankruptcy Professionals	1,139,541.00	—	—	1,139,541.00
Other	30,090.03	—	—	30,090.03

Total Other Cash Disbursements	2,319,283.21	69,578.24	—	2,388,861.45

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,319,283.21	69,578.24	—	2,388,861.45

	47,252,348.46	(69,578.24)	—	47,182,770.22

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts.[ See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees:(From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company			Case #	03-13184	Case No.	01-10573
Monthly Court Report for		May-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY -ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	82,810.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$82,810.34

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM			03-13186	Case No.	03-13186
Monthly Court Report for		May-04
FED ID #	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(4,964.50)	(4,964.50)		(4,964.50)	—	—	(4,964.50)

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	866,655.19	866,655.19		866,655.19	—	—	866,655.19
TCL Cash Collected	—			—	—	—	—
Other Income Collected	40,544.46	40,544.46		40,544.46	—	—	40,544.46

SUBTOTAL	907,199.65	907,199.65	—	907,199.65	—	—	907,199.65

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(827,375.04)	(833,203.06)	5,828.02	(833,203.06)	5,828.02	—	(827,375.04)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	79,824.61	73,996.59	5,828.02	73,996.59	5,828.02	—	79,824.61

Cash Disbursements - Loans
Loan Proceeds Checks	(5,978.13)	(5,978.13)		(5,978.13)	—	—	(5,978.13)
Expenses related to Loans	80,092.83	80,092.83		80,092.83	—	—	80,092.83

Subtotal - Loans	74,114.70	74,114.70	—	74,114.70			74,114.70

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	1,461.00	1,461.00		1,461.00	—	—	1,461.00
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	85.00	85.00		85.00	—	—	85.00
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	422.03	422.03		422.03	—	—	422.03
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	369.62	369.62		369.62	—	—	369.62
Postage	34.94	34.94		34.94	—	—	34.94
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	39.00	39.00		39.00	—	—	39.00
Repairs & Maintenance	60.00	60.00		60.00	—	—	60.00
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	396.03	396.03		396.03	—	—	396.03
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	5,828.02		5,828.02	—	5,828.02	—	5,828.02
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—			—	—	—	—

Total Other Cash Disbursements	8,695.64	2,867.62	5,828.02	2,867.62	5,828.02	—	8,695.64

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	82,810.34	76,982.32	5,828.02	76,982.32	5,828.02	—	82,810.34

	(7,950.23)	(7,950.23)	—	(7,950.23)	—	—	(7,950.23)

Book Balance per bank rec.	(7,950.23)	(7,950.23)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE			Case No.	03-13185	Case No.	03-13185
Monthly Court Report for		May-04
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	792,470.15
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$792,470.15
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group							Case #	03-13187	Case No.	03-13187
Monthly Court Report for					May-04
FED ID#				57-0926039			First Palmetto 56-564807-6
	Consolidated Totals	SCBT of Piedmont 30020101 Closed/Open	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(90,947.40)	3,295.54	1,517.18	(95,760.12)	—		(90,947.40)	—	—	(90,947.40)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	858,265.90	58,443.87	49,008.44	750,813.59			799,822.03	58,443.87	—	858,265.90
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	858,265.90	58,443.87	49,008.44	750,813.59	—	—	799,822.03	58,443.87	—	858,265.90

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(67,589.58)	(57,868.78)	(46,330.84)	(134,125.89)	170,735.93		(238,325.51)	170,735.93	—	(67,589.58)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	790,676.32	575.09	2,677.60	616,687.70	170,735.93	—	619,940.39	170,735.93	—	790,676.32

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	562,869.09			562,869.09			562,869.09			562,869.09

Subtotal - Loans	562,869.09	—	—	562,869.09	—		562,869.09	—	—	562,869.09

Cash Disbursements - Other
Advertising	—						—			—
Bank Charges	2.50		2.50				2.50	—	—	2.50
Claims Funding*	—						—			—
Company Auto	400.38			400.38			400.38	—	—	400.38
Computer Costs	5,078.89			5,078.89			5,078.89	—	—	5,078.89
Dues And Subscriptions	762.00			762.00			762.00	—	—	762.00
Employee Reimbursements - collections exp	2,106.34			2,106.34			2,106.34	—	—	2,106.34
Equipment Rental	586.25			586.25			586.25	—	—	586.25
Fixed Assets	—			—			—	—	—	—
Forms & Printing	203.69			203.69			203.69	—	—	203.69
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	746.74			746.74			746.74	—	—	746.74
Office Expense	8,675.27			8,675.27			8,675.27	—	—	8,675.27
Postage	531.00			531.00			531.00	—	—	531.00
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	18,156.49			18,156.49			18,156.49	—	—	18,156.49
Repairs & Maintenance	500.00			500.00			500.00	—	—	500.00
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	2,474.00			2,474.00			2,474.00	—	—	2,474.00
Telephone	8,858.18			8,858.18			8,858.18	—	—	8,858.18
Temporary Agency Staff	6,543.00			6,543.00			6,543.00	—	—	6,543.00
Travel	—						—	—	—	—
Utilities	3,240.40			3,240.40			3,240.40	—	—	3,240.40
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	170,735.93				170,735.93		—	170,735.93	—	170,735.93
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	229,601.06	—	2.50	58,862.63	170,735.93		58,865.13	170,735.93	—	229,601.06

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	792,470.15	—	2.50	621,731.72	170,735.93		621,734.22	170,735.93	—	792,470.15

	(92,741.23)	3,870.63	4,192.28	(100,804.14)	—		(92,741.23)	—	—	(92,741.23)

Book Balance per bank rec.	(92,741.23)	3,870.63	4,192.28	(100,804.14)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	488,864.71
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$488,864.71

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188 Case No. 03-13188
Monthly Court Report for	May-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	540,623.41	540,623.41		540,623.41	—	—	540,623.41
Other Income Collected	—			—	—	—	—

SUBTOTAL	540,623.41	540,623.41	—	540,623.41	—	—	540,623.41

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,758.70)	(66,934.20)	15,175.50	(66,934.20)	15,175.50	—	(51,758.70)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	488,864.71	473,689.21	15,175.50	473,689.21	15,175.50	—	488,864.71

Cash Disbursements - Loans
Loan Proceeds Checks	469,051.35	469,051.35		469,051.35			469,051.35
Expenses related to Loans	—			—			—

Subtotal - Loans	469,051.35	469,051.35	—	469,051.35			469,051.35

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—					—
Company Auto	191.68	191.68		191.68	—	—	191.68
Computer Costs	2,023.90	2,023.90		2,023.90	—	—	2,023.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	562.71	562.71		562.71	—	—	562.71
Meals & Entertainment	11.37	11.37		11.37	—	—	11.37
Miscellaneous	—	—		—	—	—	—
Office Expense	103.18	103.18		103.18	—	—	103.18
Postage	95.52	95.52		95.52	—	—	95.52
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	353.46	353.46		353.46	—	—	353.46
Rent	856.00	856.00		856.00	—	—	856.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	440.04	440.04		440.04	—	—	440.04
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	15,175.50		15,175.50	—	15,175.50	—	15,175.50
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	19,813.36	4,637.86	15,175.50	4,637.86	15,175.50	—	19,813.36

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	488,864.71	473,689.21	15,175.50	473,689.21	15,175.50	—	488,864.71

	—	—	—	—	—	—	—

Book Balance per bank rec.	(0.00)	(0.00)

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189 Case No. 03-13189
Monthly Court Report for	May-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	May-04
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	722,203.44	54,137.26	—	263,445.58	—	—	273,049.99	—	—	76,490.03	55,080.58

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	4,159,372.09	135,151.76	172,746.52	671,543.74	664.08	361,047.90	670,921.69	—	1,965,593.75	181,702.65	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	233,399.85	5,651.51	13,383.79	30,369.07	24,085.98	7,886.52	31,892.48	—	110,613.76	9,516.74	—

SUBTOTAL	4,392,771.94	140,803.27	186,130.31	701,912.81	24,750.06	368,934.42	702,814.17	—	2,076,207.51	191,219.39	—

	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,694,543.03)	(48,486.69)	(132,586.12)	(318,605.89)	(48,916.76)	(201,005.98)	(598,824.17)	22,479.07	(1,448,063.41)	(98,537.86)	178,004.78
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,698,228.91	92,316.58	53,544.19	383,306.92	(24,166.70)	167,928.44	103,990.00	22,479.07	628,144.10	92,681.53	178,004.78

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	704,226.05	55,854.76	22,915.52	198,841.89	—	122,781.41	—	—	246,883.64	56,948.83	—
Expenses related to Loans	104,828.13	1,205.15	2,339.71	22,523.42	(351.53)	7,348.87	3,452.59	—	62,511.82	9,269.77	(3,471.67)

Subtotal - Loans	809,054.18	57,059.91	25,255.23	221,365.31	(351.53)	130,130.28	3,452.59	—	309,395.46	66,218.60	(3,471.67)

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	118.08	—	—	—	50.60	—	—	—	67.48	—	—
Bank Charges	5,943.28	88.65	2.57	—	—	3.64	5,260.58	—	349.98	205.86	32.00
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	3,285.32	—	—	—	—	—	—	—	1,156.60	—	2,128.72
Computer Costs	5,611.38	—	—	707.83	—	229.78	3,103.50	—	1,162.82	—	407.45
Dues And Subscriptions	10.00	—	—	10.00	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	30,089.95	339.39	536.70	5,377.42	2,272.54	913.28	7,915.16	—	11,015.19	1,706.27	14.00
Equipment Rental	7,906.85	—	—	1,631.34	3,716.11	149.30	1,130.52	—	745.16	307.54	226.88
Fixed Assets	(33,000.00)	—	—	—	(33,000.00)	—	—	—	—	—	—
Forms & Printing	1,038.78	—	—	226.84	—	49.04	—	—	284.60	—	478.30
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	2,203.77	—	—	—	—	—	25.86	—	69.77	—	2,108.14
Miscellaneous	1,791.00	20.00	—	1,522.45	—	—	96.00	—	135.55	17.00	—
Office Expense	19,390.28	662.07	903.48	3,964.50	(57.49)	580.26	2,548.64	—	9,299.53	775.47	713.82
Postage	13,351.80	197.22	278.52	1,403.83	—	—	1,867.99	—	1,091.96	1,013.91	7,498.37
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	4,358.21	236.66	236.66	1,064.97	—	236.66	—	—	2,011.61	354.99	216.66
Professional Fees-Ordinary Course	407.50	100.00	32.50	50.00	—	—	50.00	—	—	175.00	—
Rent	62,760.43	1,050.00	4,306.67	13,857.17	1,609.74	3,386.09	825.00	—	28,199.76	6,120.00	3,406.00
Repairs & Maintenance	1,025.87	—	—	44.95	—	—	763.92	—	217.00	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	47,846.40	210.95	246.89	29,275.53	350.00	257.44	1,455.50	—	13,627.65	1,418.28	1,004.16
Telephone	28,916.73	974.61	1,011.36	4,116.04	(276.30)	1,222.21	2,836.09	—	12,594.07	2,163.45	4,275.20
Temporary Agency Staff	11,874.52	—	1,947.56	—	—	1,860.48	129.34	—	317.04	—	7,620.10
Travel	4,429.32	—	17.36	61.07	—	4.34	121.11	—	441.11	70.92	3,713.41
Utilities	11,340.02	398.05	462.44	1,366.09	1,519.63	557.61	1,162.16	—	4,715.95	535.67	622.42
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	532,163.50	14,298.24	16,130.75	80,666.68	—	24,713.06	62,896.88	22,479.07	204,550.17	25,376.83	81,051.82
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	73,480.05	3,665.16	2,175.50	27,704.49	—	3,634.97	5,871.45	—	26,695.64	3,732.84	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	836,343.04	22,241.00	28,288.96	173,051.20	(23,815.17)	37,798.16	98,059.70	22,479.07	318,748.64	43,974.03	115,517.45

TOTAL ALL CASH DISBURSEMENTS	1,645,397.22	79,300.91	53,544.19	394,416.51	(24,166.70)	167,928.44	101,512.29	22,479.07	628,144.10	110,192.63	112,045.78

			—	—	—	—	—	—	—	—	—

	775,035.13	67,152.93	—	252,335.99	—	—	275,527.70	—	—	58,978.93	121,039.58

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	775,035.13	67,152.93	—	252,335.99	—	—	275,527.70	0.00	—	58,978.93	121,039.58

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	722,203.44	—	—	722,203.44

		—	—	—
TICO Cash Collected	4,159,372.09	—	—	4,159,372.09
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	233,399.85	—	—	233,399.85

SUBTOTAL	4,392,771.94	—	—	4,392,771.94

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,226,706.53)	532,163.50	—	(2,694,543.03)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,166,065.41	532,163.50	—	1,698,228.91

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	704,226.05			704,226.05
Expenses related to Loans	104,828.13			104,828.13

Subtotal - Loans	809,054.18			809,054.18

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	118.08			118.08
Bank Charges	5,943.28	—	—	5,943.28
Claims Funding*	—			—
Company Auto	3,285.32	—	—	3,285.32
Computer Costs	5,611.38	—	—	5,611.38
Dues And Subscriptions	10.00	—	—	10.00
Employee Reimbursements - collections exp	30,089.95	—	—	30,089.95
Equipment Rental	7,906.85	—	—	7,906.85
Fixed Assets	(33,000.00)	—	—	(33,000.00)
Forms & Printing	1,038.78	—	—	1,038.78
Insurance	—	—	—	—
Meals & Entertainment	2,203.77	—	—	2,203.77
Miscellaneous	1,791.00	—	—	1,791.00
Office Expense	19,390.28	—	—	19,390.28
Postage	13,351.80	—	—	13,351.80
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	4,358.21	—	—	4,358.21
Professional Fees-Ordinary Course	407.50	—	—	407.50
Rent	62,760.43	—	—	62,760.43
Repairs & Maintenance	1,025.87	—	—	1,025.87
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	47,846.40	—	—	47,846.40
Telephone	28,916.73	—	—	28,916.73
Temporary Agency Staff	11,874.52	—	—	11,874.52
Travel	4,429.32	—	—	4,429.32
Utilities	11,340.02	—	—	11,340.02
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	532,163.50	—	532,163.50
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	73,480.05	—	—	73,480.05
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	304,179.54	532,163.50	—	836,343.04

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,113,233.72	532,163.50	—	1,645,397.22

	775,035.13	—	—	775,035.35

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for	May-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	55,080.58	—	—							55,080.58	55,080.58	—	—	55,080.58

	—	—	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,180,357.50	64,988.67	37,413.44	314,919.79	(24,166.70)	143,215.38	38,624.23	423,593.93	84,815.80	96,952.96	1,180,357.50	—	—	1,180,357.50
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,180,357.50	64,988.67	37,413.44	314,919.79	(24,166.70)	143,215.38	38,624.23	423,593.93	84,815.80	96,952.96	1,180,357.50	—	—	1,180,357.50

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	704,226.05	55,854.76	22,915.52	198,841.89	—	122,781.41	—	246,883.64	56,948.83	—	704,226.05			704,226.05
Expenses related to Loans	104,828.13	1,205.15	2,339.71	22,523.42	(351.53)	7,348.87	3,452.59	62,511.82	9,269.77	(3,471.67)	104,828.13			104,828.13

Subtotal - Loans	809,054.18	57,059.91	25,255.23	221,365.31	(351.53)	130,130.28	3,452.59	309,395.46	66,218.60	(3,471.67)	809,054.18			809,054.18

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	126.90	—	—	—	50.60	—	8.82	67.48	—	—	126.90			126.90
Bank Charges	7,099.24	74.65	2.57	1,169.96	—	3.64	5,260.58	349.98	205.86	32.00	7,099.24	—	—	7,099.24
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—			—
Company Auto	3,285.32	—	—	—	—	—	—	1,156.60	—	2,128.72	3,285.32	—	—	3,285.32
Computer Costs	5,611.38	—	—	707.83	—	229.78	3,103.50	1,162.82	—	407.45	5,611.38	—	—	5,611.38
Dues And Subscriptions	10.00	—	—	10.00	—	—	—	—	—	—	10.00	—	—	10.00
Employee Reimbursements - collections exp	30,089.95	339.39	536.70	5,377.42	2,272.54	913.28	7,915.16	11,015.19	1,706.27	14.00	30,089.95	—	—	30,089.95
Equipment Rental	7,906.85	—	—	1,631.34	3,716.11	149.30	1,130.52	745.16	307.54	226.88	7,906.85	—	—	7,906.85
Fixed Assets	(33,000.00)	—	—	—	(33,000.00)	—	—	—	—	—	(33,000.00)	—	—	(33,000.00)
Forms & Printing	1,038.78	—	—	226.84	—	49.04	—	284.60	—	478.30	1,038.78	—	—	1,038.78
Insurance	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	2,203.77	—	—	—	—	—	25.86	69.77	—	2,108.14	2,203.77	—	—	2,203.77
Miscellaneous	1,791.00	20.00	—	1,522.45	—	—	96.00	135.55	17.00	—	1,791.00	—	—	1,791.00
Office Expense	19,390.28	662.07	903.48	3,964.50	(57.49)	580.26	2,548.64	9,299.53	775.47	713.82	19,390.28	—	—	19,390.28
Postage	13,351.80	197.22	278.52	1,403.83	—	—	1,867.99	1,091.96	1,013.91	7,498.37	13,351.80	—	—	13,351.80
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	4,358.21	236.66	236.66	1,064.97	—	236.66	—	2,011.61	354.99	216.66	4,358.21	—	—	4,358.21
Professional Fees-Ordinary Course	407.50	100.00	32.50	50.00	—	—	50.00	—	175.00	—	407.50	—	—	407.50
Rent	62,760.43	1,050.00	4,306.67	13,857.17	1,609.74	3,386.09	825.00	28,199.76	6,120.00	3,406.00	62,760.43	—	—	62,760.43
Repairs & Maintenance	1,025.87	—	—	44.95	—	—	763.92	217.00	—	—	1,025.87	—	—	1,025.87
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	47,846.40	210.95	246.89	29,275.53	350.00	257.44	1,455.50	13,627.65	1,418.28	1,004.16	47,846.40	—	—	47,846.40
Telephone	28,916.73	974.61	1,011.36	4,116.04	(276.30)	1,222.21	2,836.09	12,594.07	2,163.45	4,275.20	28,916.73	—	—	28,916.73
Temporary Agency Staff	11,874.52	—	1,947.56	—	—	1,860.48	129.34	317.04	—	7,620.10	11,874.52	—	—	11,874.52
Travel	4,429.32	—	17.36	61.07	—	4.34	121.11	441.11	70.92	3,713.41	4,429.32	—	—	4,429.32
Utilities	11,340.02	398.05	462.44	1,366.09	1,519.63	557.61	1,162.16	4,715.95	535.67	622.42	11,340.02	—	—	11,340.02
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	73,480.05	3,665.16	2,175.50	27,704.49	—	3,634.97	5,871.45	26,695.64	3,732.84	—	73,480.05	—	—	73,480.05
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	305,344.32	7,928.76	12,158.21	93,554.48	(23,815.17)	13,085.10	35,171.64	114,198.47	18,597.20	34,465.63	305,344.32	—	—	305,344.32

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,114,398.50	64,988.67	37,413.44	314,919.79	(24,166.70)	143,215.38	38,624.23	423,593.93	84,815.80	30,993.96	1,114,398.50	—	—	1,114,398.50

			—	—	—	—	—	—	—	—

	121,039.58	—	—	—	—	—	—	—	—	121,039.58	121,039.58	—	—	121,039.58

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	121,039.58		—							121,039.58

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	112,045.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$112,045.78

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC			Case	#	03-13195	Case No.	03-13195
Monthly Court Report for		May-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	55,080.58	—	55,080.58	—		55,080.58	—		55,080.58

	—						—	—	—
TICO Cash Collected	—		—			—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	178,004.78		96,952.96	81,051.82		96,952.96	81,051.82	—	178,004.78
	—					—		—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	178,004.78	—	96,952.96	81,051.82	—	96,952.96	81,051.82	—	178,004.78

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	(3,471.67)		(3,471.67)			(3,471.67)			(3,471.67)

Subtotal - Loans	(3,471.67)	—	(3,471.67)	—		(3,471.67)	—	—	(3,471.67)

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	—		—			—	—		—
Bank Charges	32.00		32.00			32.00	—		32.00
Claims Funding*	—		—			—	—		—
Company Auto	2,128.72		2,128.72			2,128.72	—	—	2,128.72
Computer Costs	407.45		407.45			407.45	—	—	407.45
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	14.00		14.00			14.00	—	—	14.00
Equipment Rental	226.88		226.88			226.88	—	—	226.88
Fixed Assets	—		—			—	—	—	—
Forms & Printing	478.30		478.30			478.30	—	—	478.30
Insurance	—		—			—	—	—	—
Meals & Entertainment	2,108.14		2,108.14			2,108.14	—	—	2,108.14
Miscellaneous	—		—			—	—	—	—
Office Expense	713.82		713.82			713.82	—	—	713.82
Postage	7,498.37		7,498.37			7,498.37	—	—	7,498.37
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	216.66		216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,406.00		3,406.00			3,406.00	—	—	3,406.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	1,004.16		1,004.16			1,004.16	—	—	1,004.16
Telephone	4,275.20		4,275.20			4,275.20	—	—	4,275.20
Temporary Agency Staff	7,620.10		7,620.10			7,620.10	—	—	7,620.10
Travel	3,713.41		3,713.41			3,713.41	—	—	3,713.41
Utilities	622.42		622.42			622.42	—	—	622.42
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	81,051.82		—	81,051.82		—	81,051.82	—	81,051.82
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	—		—			—	—	—	—
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	115,517.45	—	34,465.63	81,051.82	—	34,465.63	81,051.82	—	115,517.45

TOTAL ALL CASH DISBURSEMENTS	112,045.78	—	30,993.96	81,051.82	—	30,993.96	81,051.82	—	112,045.78

	121,039.58	—	121,039.58	—	—	121,039.58	—	—	121,039.58

Book Balance per bank rec.	121,039.58	—	121,039.58	—

26

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA			Case	#	03-13194	Case No.	03-13194
Monthly Court Report for		May-04
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	628,144.10
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$628,144.10

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	May-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	1,965,593.75	1,965,593.75				1,965,593.75	—	—	1,965,593.75
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	110,613.76	110,613.76				110,613.76	—	—	110,613.76

SUBTOTAL	2,076,207.51	2,076,207.51	—	—		2,076,207.51	—	—	2,076,207.51

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,448,063.41)	(2,076,207.51)	423,593.93	204,550.17		(1,652,613.58)	204,550.17	—	(1,448,063.41)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	628,144.10	—	423,593.93	204,550.17	—	423,593.93	204,550.17	—	628,144.10

Cash Disbursements - Loans
Loan Proceeds Checks	246,883.64		246,883.64			246,883.64	—	—	246,883.64
Expenses related to Loans	62,511.82		62,511.82			62,511.82	—	—	62,511.82

Subtotal - Loans	309,395.46	—	309,395.46	—		309,395.46	—	—	309,395.46

			—
			—
Cash Disbursements - Other			—
Advertising	67.48		67.48			67.48	—	—	67.48
Bank Charges	349.98		349.98			349.98	—	—	349.98
Claims Funding*	—		—			—	—	—	—
Company Auto	1,156.60		1,156.60			1,156.60	—	—	1,156.60
Computer Costs	1,162.82		1,162.82			1,162.82	—	—	1,162.82
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	11,015.19		11,015.19			11,015.19	—	—	11,015.19
Equipment Rental	745.16		745.16			745.16	—	—	745.16
Fixed Assets	—		—			—	—	—	—
Forms & Printing	284.60		284.60			284.60	—	—	284.60
Insurance	—		—			—	—	—	—
Meals & Entertainment	69.77		69.77			69.77	—	—	69.77
Miscellaneous	135.55		135.55			135.55	—	—	135.55
Office Expense	9,299.53		9,299.53			9,299.53	—	—	9,299.53
Postage	1,091.96		1,091.96			1,091.96	—	—	1,091.96
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	2,011.61		2,011.61			2,011.61	—	—	2,011.61
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	28,199.76		28,199.76			28,199.76	—	—	28,199.76
Repairs & Maintenance	217.00		217.00			217.00	—	—	217.00
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	13,627.65		13,627.65			13,627.65	—	—	13,627.65
Telephone	12,594.07		12,594.07			12,594.07	—	—	12,594.07
Temporary Agency Staff	317.04		317.04			317.04	—	—	317.04
Travel	441.11		441.11			441.11	—	—	441.11
Utilities	4,715.95		4,715.95			4,715.95	—	—	4,715.95
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	204,550.17		—	204,550.17		—	204,550.17	—	204,550.17
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	26,695.64		26,695.64			26,695.64	—	—	26,695.64
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	318,748.64	—	114,198.47	204,550.17	—	114,198.47	204,550.17	—	318,748.64

								—	—

TOTAL ALL CASH DISBURSEMENTS	628,144.10	—	423,593.93	204,550.17	—	423,593.93	204,550.17	—	628,144.10

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	79,300.91
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$79,300.91

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA			Case No.	03-13196	Case No.	03-13196
Monthly Court Report for		May-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	54,137.26	—	—	—	25,807.80	28,329.46	54,137.26	—		54,137.26

	—							—	—	—
TICO Cash Collected	135,151.76	(6,143.62)			51,029.29	90,266.09	135,151.76	—	—	135,151.76
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	5,651.51	5,651.51					5,651.51	—	—	5,651.51

SUBTOTAL	140,803.27	(492.11)	—	—	51,029.29	90,266.09	140,803.27	—	—	140,803.27

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(48,486.69)	492.11	64,988.67	14,298.24	(48,086.59)	(80,179.12)	(62,784.93)	14,298.24	—	(48,486.69)
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	92,316.58	—	64,988.67	14,298.24	2,942.70	10,086.97	78,018.34	14,298.24	—	92,316.58

Cash Disbursements - Loans
Loan Proceeds Checks	55,854.76		55,854.76				55,854.76	—		55,854.76
Expenses related to Loans	1,205.15		1,205.15				1,205.15	—		1,205.15

Subtotal - Loans	57,059.91	—	57,059.91	—	—	—	57,059.91	—	—	57,059.91

Cash Disbursements - Other
Advertising	—		—				—	—		—
Bank Charges	88.65		74.65		14.00		88.65	—		88.65
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	—		—				—	—	—	—
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	339.39		339.39				339.39	—	—	339.39
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	20.00		20.00				20.00	—	—	20.00
Office Expense	662.07		662.07				662.07	—	—	662.07
Postage	197.22		197.22				197.22	—	—	197.22
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	100.00		100.00				100.00	—	—	100.00
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	210.95		210.95				210.95	—	—	210.95
Telephone	974.61		974.61				974.61	—	—	974.61
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	398.05		398.05				398.05	—	—	398.05
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	14,298.24		—	14,298.24			—	14,298.24	—	14,298.24
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	3,665.16		3,665.16				3,665.16	—	—	3,665.16
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	22,241.00	—	7,928.76	14,298.24	14.00	—	7,942.76	14,298.24	—	22,241.00

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	79,300.91	—	64,988.67	14,298.24	14.00	—	65,002.67	14,298.24	—	79,300.91

	67,152.93	—	—	—	28,736.50	38,416.43	67,152.93	—	—	67,152.93

Book Balance per bank rec.	67,152.93				28,736.50	38,416.43

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	167,928.44
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$167,928.44

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC			Case No.	03-13193	Case No.	03-13193
Monthly Court Report for		May-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	361,047.90	361,047.90				361,047.90	—	—	361,047.90
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	7,886.52	7,886.52				7,886.52	—	—	7,886.52

SUBTOTAL	368,934.42	368,934.42	—	—		368,934.42	—	—	368,934.42

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(201,005.98)	(368,934.42)	143,215.38	24,713.06		(201,005.98)	—	—	(201,005.98)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	167,928.44	—	143,215.38	24,713.06		167,928.44	—	—	167,928.44

Cash Disbursements - Loans
	—
Loan Proceeds Checks	122,781.41		122,781.41			122,781.41	—	—	122,781.41
Expenses related to Loans	7,348.87		7,348.87			7,348.87	—	—	7,348.87

Subtotal - Loans	130,130.28	—	130,130.28	—		130,130.28	—	—	130,130.28

			—
			—
Cash Disbursements - Other			—
Advertising	—		—			—	—	—	—
Bank Charges	3.64		3.64			3.64	—	—	3.64
Claims Funding*	—		—
Company Auto	—		—			—	—	—	—
Computer Costs	229.78		229.78			229.78	—	—	229.78
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	913.28		913.28			913.28	—	—	913.28
Equipment Rental	149.30		149.30			149.30	—	—	149.30
Fixed Assets	—		—			—	—	—	—
Forms & Printing	49.04		49.04			49.04	—	—	49.04
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	580.26		580.26			580.26	—	—	580.26
Postage	—		—			—	—	—	—
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	3,386.09		3,386.09			3,386.09	—	—	3,386.09
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	257.44		257.44			257.44	—	—	257.44
Telephone	1,222.21		1,222.21			1,222.21	—	—	1,222.21
Temporary Agency Staff	1,860.48		1,860.48			1,860.48	—	—	1,860.48
Travel	4.34		4.34			4.34	—	—	4.34
Utilities	557.61		557.61			557.61	—	—	557.61
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	24,713.06		—	24,713.06		24,713.06	—	—	24,713.06
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	3,634.97		3,634.97			3,634.97	—	—	3,634.97
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	37,798.16	—	13,085.10	24,713.06	—	37,798.16	—	—	37,798.16

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	167,928.44	—	143,215.38	24,713.06	—	167,928.44	—	—	167,928.44

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	394,416.51
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$394,416.51

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for	May-04
FED ID #	74-2873274	Case No.	03-13182

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	263,445.58	—	—	—	34,413.64	22,167.97	19,417.97	42,442.83	21,456.78	31,431.02	32,208.54	59,906.83

	—
TICO Cash Collected	671,543.74	(44,707.22)			61,657.26	51,594.74	84,796.85	77,701.61	68,036.43	64,839.11	84,101.96	223,523.00
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	30,369.07	30,369.07

SUBTOTAL	701,912.81	(14,338.15)	—	—	61,657.26	51,594.74	84,796.85	77,701.61	68,036.43	64,839.11	84,101.96	223,523.00

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(318,605.89)	14,338.15	313,749.83	80,666.68	(78,818.80)	(45,914.97)	(79,920.62)	(97,882.75)	(59,739.46)	(52,550.01)	(76,631.50)	(235,902.44)
	—
	—
	—
	—

Total Cash Receipts and Transfers	383,306.92	—	313,749.83	80,666.68	(17,161.54)	5,679.77	4,876.23	(20,181.14)	8,296.97	12,289.10	7,470.46	(12,379.44)

Cash Disbursements - Loans
Loan Proceeds Checks	198,841.89		198,841.89
Expenses related to Loans	22,523.42		22,523.42
Subtotal - Loans	221,365.31	—	221,365.31	—	—	—	—	—	—	—	—	—
			—
			—
Cash Disbursements - Other			—
Advertising	—		—
Bank Charges	—
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	707.83		707.83
Dues And Subscriptions	10.00		10.00
Employee Reimbursements - collections exp	5,377.42		5,377.42
Equipment Rental	1,631.34		1,631.34
Fixed Assets	—		—
Forms & Printing	226.84		226.84
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	1,522.45		1,522.45
Office Expense	3,964.50		3,964.50
Postage	1,403.83		1,403.83
Prepaid Expenses	—		—
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	50.00		50.00
Rent	13,857.17		13,857.17
Repairs & Maintenance	44.95		44.95
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	29,275.53		29,275.53
Telephone	4,116.04		4,116.04
Temporary Agency Staff	—		—
Travel	61.07		61.07
Utilities	1,366.09		1,366.09
Interest to Finova	—		—
Payroll Paid TTG	80,666.68		—	80,666.68
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	27,704.49		27,704.49
Pre-Filing Prepays	—		—
Deposit to Lender	—		—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other	—		—

Total Other Cash Disbursements	173,051.20	—	92,384.52	80,666.68	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	394,416.51	—	313,749.83	80,666.68	—	—	—	—	—	—	—	—

	252,335.99	—	—	—	17,252.10	27,847.74	24,294.20	22,261.69	29,753.75	43,720.12	39,679.00	47,527.39

Book Balance per bank rec.	252,335.99		—		17,252.10	27,847.74	24,294.20	22,261.69	29,753.75	43,720.12	39,679.00	47,527.39

			Case No.	03-13182

	Operating	Payroll	Other	Total
Beginning Cash Position	263,445.58	—	—	263,445.58

		—	—	—
TICO Cash Collected	671,543.74	—	—	671,543.74
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	30,369.07	—	—	30,369.07

SUBTOTAL	701,912.81	—	—	701,912.81

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(318,605.89)	—	—	(318,605.89)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	383,306.92	—	—	383,306.92

Cash Disbursements - Loans
Loan Proceeds Checks	198,841.89			198,841.89
Expenses related to Loans	22,523.42			22,523.42
Subtotal - Loans
	221,365.31	—	—	221,365.31

Cash Disbursements - Other	—
Advertising	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	707.83	—	—	707.83
Employee Reimbursements - collections exp	10.00	—	—	10.00
Equipment Rental	5,377.42	—	—	5,377.42
Fixed Assets	1,631.34	—	—	1,631.34
Forms & Printing	—	—	—	—
Insurance	226.84	—	—	226.84
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,522.45	—	—	1,522.45
Postage	3,964.50	—	—	3,964.50
Prepaid Expenses	1,403.83	—	—	1,403.83
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	1,064.97	—	—	1,064.97
Rent	50.00	—	—	50.00
Repairs & Maintenance	13,857.17	—	—	13,857.17
Roadgard	44.95	—	—	44.95
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	29,275.53	—	—	29,275.53
Temporary Agency Staff	4,116.04	—	—	4,116.04
Travel	—	—	—	—
Utilities	61.07	—	—	61.07
Interest to Finova	1,366.09	—	—	1,366.09
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	80,666.68	—	—	80,666.68
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	27,704.49	—	—	27,704.49
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—
	—	—	—	—
Total Other Cash Disbursements
	173,051.20	—	—	173,051.20

	—	—	—	—
TOTAL ALL CASH DISBURSEMENTS
	394,416.51	—	—	394,416.51

	252,335.99	—	—	252,335.99
Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	53,544.19
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$53,544.19

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.			Case # 03-13199	Case No. 03-13199
Monthly Court Report for		May-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	172,746.52	172,746.52				172,746.52	—	—	172,746.52
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	13,383.79	13,383.79				13,383.79	—	—	13,383.79

SUBTOTAL	186,130.31	186,130.31	—	—		186,130.31	—	—	186,130.31

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(132,586.12)	(186,130.31)	37,413.44	16,130.75		(132,586.12)	—	—	(132,586.12)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	53,544.19	—	37,413.44	16,130.75		53,544.19	—	—	53,544.19

Cash Disbursements - Loans
Loan Proceeds Checks	22,915.52		22,915.52			22,915.52			22,915.52
Expenses related to Loans	2,339.71		2,339.71			2,339.71			2,339.71

Subtotal - Loans	25,255.23	—	25,255.23	—		25,255.23	—	—	25,255.23

Cash Disbursements - Other			—
Advertising	—		—			—			—
Bank Charges	2.57		2.57			2.57	—	—	2.57
Claims Funding*	—		—			—			—
Company Auto	—		—			—	—	—	—
Computer Costs	—		—			—	—	—	—
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	536.70		536.70			536.70	—	—	536.70
Equipment Rental	—		—			—	—	—	—
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	903.48		903.48			903.48	—	—	903.48
Postage	278.52		278.52			278.52	—	—	278.52
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	32.50		32.50			32.50	—	—	32.50
Rent	4,306.67		4,306.67			4,306.67	—	—	4,306.67
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	246.89		246.89			246.89	—	—	246.89
Telephone	1,011.36		1,011.36			1,011.36	—	—	1,011.36
Temporary Agency Staff	1,947.56		1,947.56			1,947.56	—	—	1,947.56
Travel	17.36		17.36			17.36	—	—	17.36
Utilities	462.44		462.44			462.44	—	—	462.44
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	16,130.75		—	16,130.75		16,130.75	—	—	16,130.75
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	2,175.50		2,175.50			2,175.50	—	—	2,175.50
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	28,288.96	—	12,158.21	16,130.75	—	28,288.96	—	—	28,288.96

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	53,544.19	—	37,413.44	16,130.75	—	53,544.19	—	—	53,544.19

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	101,512.29
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$101,512.29

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	May-04
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	273,049.99	—	—	—	273,049.99	273,049.99	—	—	273,049.99

	—						—	—	—
TICO Cash Collected	670,921.69	(98,121.94)			769,043.63	670,921.69	—	—	670,921.69
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	31,892.48	31,892.48				31,892.48	—	—	31,892.48

SUBTOTAL	702,814.17	(66,229.46)	—	—	769,043.63	702,814.17	—	—	702,814.17

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(598,824.17)	66,229.46	38,615.41	62,896.88	(766,565.92)	(598,824.17)	—	—	(598,824.17)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	103,990.00	—	38,615.41	62,896.88	2,477.71	103,990.00	—	—	103,990.00

Cash Disbursements - Loans
Loan Proceeds Checks	—		—			—	—	—	—
Expenses related to Loans	3,452.59		3,452.59			3,452.59	—	—	3,452.59

Subtotal - Loans	3,452.59	—	3,452.59	—	—	3,452.59	—	—	3,452.59

Cash Disbursements - Other
Advertising			8.82
Bank Charges	5,260.58		5,260.58			5,260.58	—	—	5,260.58
Claims Funding*	—		—						—
Company Auto	—		—			—	—	—	—
Computer Costs	3,103.50		3,103.50			3,103.50	—	—	3,103.50
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	7,915.16		7,915.16			7,915.16	—	—	7,915.16
Equipment Rental	1,130.52		1,130.52			1,130.52	—	—	1,130.52
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	25.86		25.86			25.86	—	—	25.86
Miscellaneous	96.00		96.00			96.00	—	—	96.00
Office Expense	2,548.64		2,548.64			2,548.64	—	—	2,548.64
Postage	1,867.99		1,867.99			1,867.99	—	—	1,867.99
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	—		—			—	—	—	—
Professional Fees-Ordinary Course	50.00		50.00			50.00	—	—	50.00
Rent	825.00		825.00			825.00	—	—	825.00
Repairs & Maintenance	763.92		763.92			763.92	—	—	763.92
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	1,455.50		1,455.50			1,455.50	—	—	1,455.50
Telephone	2,836.09		2,836.09			2,836.09	—	—	2,836.09
Temporary Agency Staff	129.34		129.34			129.34	—	—	129.34
Travel	121.11		121.11			121.11	—	—	121.11
Utilities	1,162.16		1,162.16			1,162.16	—	—	1,162.16
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	62,896.88		—	62,896.88		62,896.88	—	—	62,896.88
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	5,871.45		5,871.45			5,871.45	—	—	5,871.45
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—
Total Other Cash Disbursements	98,059.70	—	35,162.82	62,896.88	—	98,059.70	—	—	98,059.70

									—

TOTAL ALL CASH DISBURSEMENTS	101,512.29	—	38,615.41	62,896.88	—	101,512.29	—	—	101,512.29

	275,527.70	—	—	—	275,527.70	275,527.70	—	—	275,527.70

Book Balance per bank rec.	275,527.70				275,527.70

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	22,479.07
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$22,479.07

FORM MOR-1

THE THAXTON GROUP			Case #	03-13190	Case No.	03-13190
Cash Disbursements for Modern Central Recovery
Monthly Court Report for		May-04
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	22,479.07		22,479.07		—	22,479.07	—	22,479.07
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	22,479.07	—	22,479.07	—	—	22,479.07	—	22,479.07

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	22,479.07		22,479.07		—	22,479.07	—	22,479.07
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	22,479.07	—	22,479.07	—	—	22,479.07	—	22,479.07

					—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	22,479.07	—	22,479.07	—	—	22,479.07	—	22,479.07

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(24,166.70)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	($24,166.70)

FORM MOR-1

THE THAXTON GROUP			Case No.	03-13201
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for		May-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233

Beginning Cash Position	—	—	—	—

—
TICO Cash Collected	664.08	664.08
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	24,085.98	24,085.98

SUBTOTAL	24,750.06	24,750.06	—	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(48,916.76)	(24,750.06)	(24,166.70)	—
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	(24,166.70)	—	(24,166.70)	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—		—
Expenses related to Loans	(351.53)		(351.53)

Subtotal - Loans	(351.53)	—	(351.53)	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	50.60		50.60
Bank Charges	—		—
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	—		—
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	2,272.54		2,272.54
Equipment Rental	3,716.11		3,716.11
Fixed Assets	(33,000.00)		(33,000.00)
Forms & Printing	—		—
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	—		—
Office Expense	(57.49)		(57.49)
Postage	—		—
Prepaid Expenses	—		—
Prepaid Software ABS	—		—
Professional Fees-Ordinary Course	—		—
Rent	1,609.74		1,609.74
Repairs & Maintenance	—		—
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	350.00		350.00
Telephone	(276.30)		(276.30)
Temporary Agency Staff	—		—
Travel	—		—
Utilities	1,519.63		1,519.63
Interest to Finova	—		—
Payroll Paid TTG	—		—	—
Payroll Paid SMC	—		—
Restructuring Officer	—		—
Insurance Renewal	—		—
Voyager Payment	—		—
Pre-Filing Prepays	—		—
Proceeds to Lender	—
US Trustee	—		—
Bankruptcy Professionals	—		—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	(23,815.17)	—	(23,815.17)	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(24,166.70)	—	(24,166.70)	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—				—	—	—	—	—	—	—

THE THAXTON GROUP

Cash Disbursements for TICO MISSISSIPPI

Monthly Court Report for

FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS
Funds Received From Sale of Tico Mississippi - sent directly to Finova
Holdback, Deposits and Escrows

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Proceeds to Lender
US Trustee
Bankruptcy Professionals
Other - payment to Investment Banker

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

		Operating	Payroll	Other	Total
Beginning Cash Position		—			—

			—	—	—
TICO Cash Collected		664.08	—	—	664.08
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		24,085.98	—	—	24,085.98

SUBTOTAL	—	24,750.06	—	—	24,750.06

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(48,916.76)	—	—	(48,916.76)
		—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova		—	—	—	—
Holdback, Deposits and Escrows		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(24,166.70)	—	—	(24,166.70)

Cash Disbursements - Loans
Loan Proceeds Checks		—	—	—	—
Expenses related to Loans		(351.53)	—	—	(351.53)

Subtotal - Loans		(351.53)	—	—	(351.53)

Cash Disbursements - Other
Advertising		50.60	—	—	50.60
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		2,272.54	—	—	2,272.54
Equipment Rental		3,716.11	—	—	3,716.11
Fixed Assets		(33,000.00)	—	—	(33,000.00)
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		(57.49)	—	—	(57.49)
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		1,609.74	—	—	1,609.74
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		350.00	—	—	350.00
Telephone		(276.30)	—	—	(276.30)
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		1,519.63	—	—	1,519.63
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Proceeds to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other - payment to Investment Banker		—	—	—	—

Total Other Cash Disbursements		(23,815.17)	—	—	(23,815.17)

TOTAL ALL CASH DISBURSEMENTS		(24,166.70)	—	—	(24,166.70)

		—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	110,192.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$110,192.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE			Case No.	03-13203	Case No.	03-13203
Monthly Court Report for		May-04
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	76,490.03	—	—	—	17,346.31	32,093.26	27,050.46	76,490.03	—	—	76,490.03

	—							—	—	—	—
TICO Cash Collected	181,702.65	(10,200.74)			67,715.54	80,967.63	43,220.22	181,702.65	—	—	181,702.65
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	9,516.74	9,516.74						9,516.74	—	—	9,516.74

SUBTOTAL	191,219.39	(684.00)	—	—	67,715.54	80,967.63	43,220.22	191,219.39	—	—	191,219.39

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(98,537.86)	684.00	84,815.80	25,376.83	(67,270.52)	(96,532.54)	(45,611.43)	(98,537.86)	—	—	(98,537.86)
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	92,681.53	—	84,815.80	25,376.83	445.02	(15,564.91)	(2,391.21)	92,681.53	—	—	92,681.53

								—
Cash Disbursements - Loans								—
								—
Loan Proceeds Checks	56,948.83		56,948.83					56,948.83	—	—	56,948.83
Expenses related to Loans	9,269.77		9,269.77					9,269.77	—	—	9,269.77

Subtotal - Loans	66,218.60	—	66,218.60	—	—	—	—	66,218.60	—	—	66,218.60

								—
								—
Cash Disbursements - Other								—
Advertising	—		—					—	—	—	—
Bank Charges	205.86		205.86					205.86	—	—	205.86
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	—		—					—	—	—	—
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	1,706.27		1,706.27					1,706.27	—	—	1,706.27
Equipment Rental	307.54		307.54					307.54	—	—	307.54
Fixed Assets	—		—					—	—	—	—
Forms & Printing	—		—					—	—	—	—
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	17.00		17.00					17.00	—	—	17.00
Office Expense	775.47		775.47					775.47	—	—	775.47
Postage	1,013.91		1,013.91					1,013.91	—	—	1,013.91
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	354.99		354.99					354.99	—	—	354.99
Professional Fees-Ordinary Course	175.00		175.00					175.00	—	—	175.00
Rent	6,120.00		6,120.00					6,120.00	—	—	6,120.00
Repairs & Maintenance	—		—					—	—	—	—
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	1,418.28		1,418.28					1,418.28	—	—	1,418.28
Telephone	2,163.45		2,163.45					2,163.45	—	—	2,163.45
Temporary Agency Staff	—		—					—	—	—	—
Travel	70.92		70.92					70.92	—	—	70.92
Utilities	535.67		535.67					535.67	—	—	535.67
Interest to Finova	—		—					—	—	—	—
Payroll Paid TTG	25,376.83		—	25,376.83				25,376.83	—	—	25,376.83
Payroll Paid SMC	—		—					—	—	—	—
Restructuring Officer	—		—					—	—	—	—
Insurance Renewal	—		—					—	—	—	—
Voyager Payment	3,732.84		3,732.84					3,732.84	—	—	3,732.84
Pre-Filing Prepays	—		—					—	—	—	—
Deposit to Lender	—		—					—	—	—	—
US Trustee	—		—					—	—	—	—
Bankruptcy Professionals	—		—					—	—	—	—
Other	—		—					—	—	—	—

Total Other Cash Disbursements	43,974.03	—	18,597.20	25,376.83	—	—	—	43,974.03	—	—	43,974.03

TOTAL ALL CASH DISBURSEMENTS	110,192.63	—	84,815.80	25,376.83	—	—	—	110,192.63	—	—	110,192.63

	58,978.93	—	—	—	17,791.33	16,528.35	24,659.25	58,978.93	—	—	58,978.93

Book Balance per bank rec.	58,978.93				17,791.33	16,528.35	24,659.25

49

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13183	Case No.	03-13197
Monthly Court Report for	May-04
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)	—
Total Disbursements
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13183	Case No.	03-13198
Monthly Court Report for	May-04
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case	#	03-13202	Case No.	03-13202
Monthly Court Report for	May-04
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for		May-04
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.			—		—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT											Case No.
Monthly Court Report for				May-04
FED ID#
	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03- 13209	Quick Credit 03-13213	Southern Finance of Tennesse 03- 13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,255,985.29	40,558.75	375,153.52	1,028,914.76	25,860.23	—	232,496.28	(446,998.25)	1,255,985.29	—	—	1,255,985.29

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,392,148.40	242,752.08	2,290,017.71	2,299,576.99	1,434,681.24	1,255,114.47	870,005.91	—	8,392,148.40	—	—	8,392,148.40
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	8,392,148.40	242,752.08	2,290,017.71	2,299,576.99	1,434,681.24	1,255,114.47	870,005.91	—	8,392,148.40	—	—	8,392,148.40

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(1,397,816.30)	1,397,816.30	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	884,940.94	26,582.48	(21,406.20)	(533,429.20)	(31,259.55)	(247.25)	19,278.56	1,425,422.10	884,940.94	—	—	884,940.94
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,277,089.34	269,334.56	2,268,611.51	1,766,147.79	1,403,421.69	1,254,867.22	889,284.47	1,425,422.10	7,879,273.04	1,397,816.30	—	9,277,089.34

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	7,237,917.48	179,303.18	1,684,508.74	1,548,160.96	803,369.58	846,823.16	653,942.55	1,521,809.31	7,237,917.48			7,237,917.48
Expenses related to Loans	396,844.87	11,278.46	86,459.44	113,171.80	76,705.83	63,269.19	45,960.15	—	396,844.87			396,844.87

Subtotal - Loans	7,634,762.35	190,581.64	1,770,968.18	1,661,332.76	880,075.41	910,092.35	699,902.70	1,521,809.31	7,634,762.35			7,634,762.35

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	85,027.35	3,708.34	40,173.93	15,341.07	9,298.57	9,772.95	6,713.57	18.92	85,027.35			85,027.35
Bank Charges	27,700.58	205.75	196.00	18.00	2,181.86	130.65	1,440.76	23,527.56	27,700.58	—	—	27,700.58
Claims Funding*	86,497.94	415.98	6,334.71	14,314.75	1,700.44	2,509.25	15,979.03	45,243.78	86,497.94			86,497.94
Company Auto	14,426.25	—	906.72	490.76	353.06	126.29	78.89	12,470.53	14,426.25	—	—	14,426.25
Computer Costs	2,825.93	—	—	85.00	16.13	—	—	2,724.80	2,825.93	—	—	2,825.93
Dues And Subscriptions	833.00	120.00	—	6.00	—	—	—	707.00	833.00	—	—	833.00
Employee Reimbursements - collections exp	(5.21)	—	—	112.50	—	37.50	—	(155.21)	(5.21)	—	—	(5.21)
Equipment Rental	3,292.55	—	—	—	—	—	—	3,292.55	3,292.55	—	—	3,292.55
Fixed Assets	1,758.79	—	—	16.21	49.35	—	—	1,693.23	1,758.79	—	—	1,758.79
Forms & Printing	1,861.64	24.76	401.59	8.72	9.28	291.48	5.09	1,120.72	1,861.64	—	—	1,861.64
Insurance	12,679.78	97.27	991.71	734.24	420.54	454.90	253.14	9,727.98	12,679.78	—	—	12,679.78
Meals & Entertainment	2,367.27	—	293.91	86.83	7.96	55.29	—	1,923.28	2,367.27	—	—	2,367.27
Miscellaneous	3,112.74	224.15	1,166.89	645.00	360.00	435.15	281.55	—	3,112.74	—	—	3,112.74
Office Expense	17,273.51	—	197.21	—	—	203.87	—	16,872.43	17,273.51	—	—	17,273.51
Postage	8,406.34	—	3.85	—	—	—	—	8,402.49	8,406.34	—	—	8,406.34
Prepaid Expenses	6.30	—	6.30	—	—	—	—	—	6.30	—	—	6.30
Prepaid Software ABS	18,365.00	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	143.84	18,365.00	—	—	18,365.00
Professional Fees-Ordinary Course	1,198.85	150.00	64.95	180.00	—	—	—	803.90	1,198.85	—	—	1,198.85
Rent	170,642.25	3,569.08	39,421.96	48,314.41	14,094.18	30,004.24	14,842.34	20,396.04	170,642.25	—	—	170,642.25
Repairs & Maintenance	11,434.49	—	2,417.45	2,956.40	1,225.00	1,348.76	300.00	3,186.88	11,434.49	—	—	11,434.49
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	7,003.41	—	2,450.56	574.40	1,763.93	440.47	744.19	1,029.86	7,003.41	—	—	7,003.41
Taxes & Licenses	50,778.64	1,303.98	10,756.89	20,494.98	7,802.79	4,866.03	5,740.47	(186.50)	50,778.64	—	—	50,778.64
Telephone	79,004.79	1,112.60	7,658.33	29,747.24	12,219.75	19,313.51	5,027.17	3,926.19	79,004.79	—	—	79,004.79
Temporary Agency Staff	9,513.78	—	—	—	—	320.00	—	9,193.78	9,513.78	—	—	9,513.78
Travel	43,732.80	361.60	2,013.95	206.51	1,001.70	204.19	1,013.81	38,931.04	43,732.80	—	—	43,732.80
Utilities	112.50	—	—	274.51	99.50	212.61	—	(474.12)	112.50	—	—	112.50
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,397,816.30	38,401.70	392,508.80	321,779.05	204,223.85	208,560.42	114,122.75	118,219.73	—	1,397,816.30	—	1,397,816.30
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	497,766.67	—	—	168,700.17	266,300.78	62,765.72	—	—	497,766.67	—	—	497,766.67
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	50,000.00	—	—	—	—	—	—	50,000.00	50,000.00	—	—	50,000.00

Total Other Cash Disbursements	2,605,434.24	50,405.19	514,118.87	629,463.30	525,731.93	344,774.87	168,199.38	372,740.70	1,207,617.94	1,397,816.30	—	2,605,434.24

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,240,196.59	240,986.83	2,285,087.05	2,290,796.06	1,405,807.34	1,254,867.22	868,102.08	1,894,550.01	8,842,380.29	1,397,816.30	—	10,240,196.59

			—

	292,878.04	68,906.48	358,677.98	504,266.49	23,474.58	—	253,678.67	(916,126.16)	292,878.04	—	—	292,878.04

Book Balance per bank rec.	292,878.04	68,906.48	358,677.98	504,266.49	23,474.58	—	253,678.67	(916,126.16)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	May-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(899,797.51)	—	—	—	—	—		(899,797.51)

	—
TICO Cash Collected	—
SM Cash Collected	—							—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,444,612.76	202,528.13	1,895,346.86	1,969,657.82	1,201,583.49	1,046,306.80	753,953.33	1,375,236.33
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,444,612.76	202,528.13	1,895,346.86	1,969,657.82	1,201,583.49	1,046,306.80	753,953.33	1,375,236.33

Cash Disbursements -Loans
Loan Proceeds Checks	7,237,917.48	179,303.18	1,684,508.74	1,548,160.96	803,369.58	846,823.16	653,942.55	1,521,809.31
Expenses related to Loans	396,844.87	11,278.46	86,459.44	113,171.80	76,705.83	63,269.19	45,960.15

Subtotal - Loans	7,634,762.35	190,581.64	1,770,968.18	1,661,332.76	880,075.41	910,092.35	699,902.70	1,521,809.31

Cash Disbursements-Other
Advertising	85,027.35	3,708.34	40,173.93	15,341.07	9,298.57	9,772.95	6,713.57	18.92
Bank Charges	31,027.00	148.75	2,964.61	658.81	2,181.86	130.65	1,414.76	23,527.56
Claims Funding*	86,497.94	415.98	6,334.71	14,314.75	1,700.44	2,509.25	15,979.03	45,243.78
Company Auto	14,426.25	—	906.72	490.76	353.06	126.29	78.89	12,470.53
Computer Costs	2,825.93	—	—	85.00	16.13	—	—	2,724.80
Dues And Subscriptions	833.00	120.00	—	6.00	—	—	—	707.00
Employee Reimbursements - collections exp	(5.21)	—	—	112.50	—	37.50	—	(155.21)
Equipment Rental	3,292.55	—	—	—	—	—	—	3,292.55
Fixed Assets	1,758.79	—	—	16.21	49.35	—	—	1,693.23
Forms & Printing	1,861.64	24.76	401.59	8.72	9.28	291.48	5.09	1,120.72
Insurance	12,679.78	97.27	991.71	734.24	420.54	454.90	253.14	9,727.98
Meals & Entertainment	2,367.27	—	293.91	86.83	7.96	55.29	—	1,923.28
Miscellaneous	3,112.74	224.15	1,166.89	645.00	360.00	435.15	281.55	—
Office Expense	17,273.51	—	197.21	—	—	203.87	—	16,872.43
Postage	8,406.34	—	3.85	—	—	—	—	8,402.49
Prepaid Expenses	6.30	—	6.30	—	—	—	—	—
Prepaid Software ABS	18,365.00	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	143.84
Professional Fees-Ordinary Course	1,198.85	150.00	64.95	180.00	—	—	—	803.90
Rent	170,642.25	3,569.08	39,421.96	48,314.41	14,094.18	30,004.24	14,842.34	20,396.04
Repairs & Maintenance	11,434.49	—	2,417.45	2,956.40	1,225.00	1,348.76	300.00	3,186.88
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	7,003.41	—	2,450.56	574.40	1,763.93	440.47	744.19	1,029.86
Taxes & Licenses	50,778.64	1,303.98	10,756.89	20,494.98	7,802.79	4,866.03	5,740.47	(186.50)
Telephone	79,004.79	1,112.60	7,658.33	29,747.24	12,219.75	19,313.51	5,027.17	3,926.19
Temporary Agency Staff	9,513.78	—	—	—	—	320.00	—	9,193.78
Travel	43,732.80	361.60	2,013.95	206.51	1,001.70	204.19	1,013.81	38,931.04
Utilities	112.50	—	—	274.51	99.50	212.61	—	(474.12)
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—
Payroll Paid SMC	—
Restructuring Officer	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—
Credit Insurance Carrier	497,766.67	—	—	168,700.17	266,300.78	62,765.72	—
Pre-Filing Prepays	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—
Other - TN Deposit	50,000.00	—	—	—	—	—	—	50,000.00

Total Other Cash Disbursements	1,210,944.36	11,946.49	124,378.68	308,325.06	321,508.08	136,214.45	54,050.63	254,520.97

TOTAL ALL CASH DISBURSEMENTS	8,845,706.71	202,528.13	1,895,346.86	1,969,657.82	1,201,583.49	1,046,306.80	753,953.33	1,776,330.28

	(1,300,891.46)	—	—	—	—	—	—	(1,300,891.46)

Book Balance per bank rec.		—	—		—	—		(1,300,891.46)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	240,986.83
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$240,986.83

FORM MOR -1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc			Case No.	03-13208	Case No.	03-13208
Monthly Court Report for		May-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	40,558.75	17,521.02	8,418.12	3,012.67	4,227.00		—	4,101.82	3,278.12		40,558.75	—	—	40,558.75

	—										—	—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	242,752.08	37,440.53	33,141.57	25,757.70	36,432.87	(6,134.91)	38,401.70	42,096.47	35,616.15		204,350.38	38,401.70	—	242,752.08
TIG Cash Collected	—										—	—	—	—
TPF Cash Collected	—										—	—	—	—
TCL Cash Collected	—										—	—	—	—
Other Income Collected	—										—	—	—	—

SUBTOTAL	242,752.08	37,440.53	33,141.57	25,757.70	36,432.87	(6,134.91)	38,401.70	42,096.47	35,616.15	—	204,350.38	38,401.70	—	242,752.08

	—										—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	26,582.48	(25,081.68)	(33,312.07)	(20,550.71)	(31,303.92)	208,663.04		(39,502.54)	(32,329.64)		26,582.48	—	—	26,582.48
	—										—	—	—	—
	—										—	—	—	—
	—										—	—	—	—
	—										—	—	—	—

Total Cash Receipts and Transfers	269,334.56	12,358.85	(170.50)	5,206.99	5,128.95	202,528.13	38,401.70	2,593.93	3,286.51	—	230,932.86	38,401.70	—	269,334.56

											—	—		—
Cash Disbursements - Loans											—	—		—
											—	—		—
Loan Proceeds Checks	179,303.18					179,303.18					179,303.18	—		179,303.18
Expenses related to Loans	11,278.46					11,278.46					11,278.46	—		11,278.46

Subtotal - Loans	190,581.64	—	—	—	—	190,581.64	—	—	—		190,581.64	—	—	190,581.64

											—	—		—
											—	—		—

Cash Disbursements - Other	—										—	—		—
Advertising	3,708.34					3,708.34					3,708.34	—		3,708.34
Bank Charges	205.75		18.00	9.00	15.00	148.75		15.00			205.75	—	—	205.75
Claims Funding*	415.98					415.98					415.98	—		415.98
Company Auto	—					—					—	—	—	—
Computer Costs	—					—					—	—	—	—
Dues And Subscriptions	120.00					120.00					120.00	—	—	120.00
Employee Reimbursements - collections exp	—					—					—	—	—	—
Equipment Rental	—					—					—	—	—	—
Fixed Assets	—					—					—	—	—	—
Forms & Printing	24.76					24.76					24.76	—	—	24.76
Insurance	97.27					97.27					97.27	—	—	97.27
Meals & Entertainment	—					—					—	—	—	—
Miscellaneous	224.15					224.15					224.15	—	—	224.15
Office Expense	—					—					—	—	—	—
Postage	—					—					—	—	—	—
Prepaid Expenses	—					—					—	—	—	—
Prepaid Software ABS	709.98					709.98					709.98	—	—	709.98
Professional Fees-Ordinary Course	150.00					150.00					150.00	—	—	150.00
Rent	3,569.08					3,569.08					3,569.08	—	—	3,569.08
Repairs & Maintenance	—					—					—	—	—	—
Roadgard	—					—					—	—	—	—
Seminars & Meetings	—					—					—	—	—	—
Taxes & Licenses	1,303.98					1,303.98					1,303.98	—	—	1,303.98
Telephone	1,112.60					1,112.60					1,112.60	—	—	1,112.60
Temporary Agency Staff	—					—					—	—	—	—
Travel	361.60					361.60					361.60	—	—	361.60
Utilities	—					—					—	—	—	—
Interest to Finova	—					—					—	—	—	—
Payroll Paid TTG	—					—					—	—	—	—
Payroll Paid SMC	38,401.70					—	38,401.70				—	38,401.70	—	38,401.70
Restructuring Officer	—					—					—	—	—	—
Insurance Renewal	—					—					—	—	—	—
Voyager Payment	—					—					—	—	—	—
Pre-Filing Prepays	—					—					—	—	—	—
Deposit to Lender	—					—					—	—	—	—
US Trustee	—					—					—	—	—	—
Bankruptcy Professionals	—					—					—	—	—	—
Other	—					—					—	—	—	—
Total Other Cash Disbursements	50,405.19	—	18.00	9.00	15.00	11,946.49	38,401.70	15.00	—		12,003.49	38,401.70	—	50,405.19

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	240,986.83	—	18.00	9.00	15.00	202,528.13	38,401.70	15.00	—		202,585.13	38,401.70	—	240,986.83

														—

	68,906.48	29,879.87	8,229.62	8,210.66	9,340.95	—	—	6,680.75	6,564.63		68,906.48	—	—	68,906.48

Ending Bank Balance per bank rec.	68,906.48	29,879.87	8,229.62	8,210.66	9,340.95			6,680.75	6,564.63

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,290,796.06
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,290,796.06

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC			Case #	03-13212	Case No.	03-13212
Monthly Court Report for		May-04
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	1,028,914.76	6,267.51	9,354.63	36,401.22	844,329.97	31,122.36		—

	—
TICO Cash Collected	—
SM Cash Collected	2,299,576.99	48,159.32	54,101.81	49,680.74	1,785,475.25	80,430.61	(5,161.78)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,299,576.99	48,159.32	54,101.81	49,680.74	1,785,475.25	80,430.61	(5,161.78)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(533,429.20)	(50,029.21)	(55,785.61)	(50,853.92)	(2,288,442.54)	(86,699.66)	1,974,160.79	321,779.05
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,766,147.79	(1,869.89)	(1,683.80)	(1,173.18)	(502,967.29)	(6,269.05)	1,968,999.01	321,779.05

Cash Disbursements - Loans

Loan Proceeds Checks	1,548,160.96						1,548,160.96
Expenses related to Loans	113,171.80						113,171.80

Subtotal - Loans	1,661,332.76						1,661,332.76

Cash Disbursements - Other
Advertising	15,341.07						15,341.07
Bank Charges	18.00	18.00
Claims Funding*	14,314.75						14,314.75
Company Auto	490.76						490.76
Computer Costs	85.00						85.00
Dues And Subscriptions	6.00						6.00
Employee Reimbursements - collections exp	112.50						112.50
Equipment Rental	—						—
Fixed Assets	16.21						16.21
Forms & Printing	8.72						8.72
Insurance	734.24						734.24
Meals & Entertainment	86.83						86.83
Miscellaneous	645.00						645.00
Office Expense	—						—
Postage	—						—
Prepaid Expenses	—						—
Prepaid Software ABS	4,376.55						4,376.55
Professional Fees-Ordinary Course	180.00						180.00
Rent	48,314.41						48,314.41
Repairs & Maintenance	2,956.40						2,956.40
Roadgard	—						—
Seminars & Meetings	574.40						574.40
Taxes & Licenses	20,494.98						20,494.98
Telephone	29,747.24						29,747.24
Temporary Agency Staff	—						—
Travel	206.51						206.51
Utilities	274.51						274.51
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	321,779.05						—	321,779.05
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	168,700.17						168,700.17
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—

Other	—						—

Total Other Cash Disbursements	629,463.30	18.00	—	—	—	—	307,666.25	321,779.05

TOTAL ALL CASH DISBURSEMENTS	2,290,796.06	18.00	—	—	—	—	1,968,999.01	321,779.05

	504,266.49	4,379.62	7,670.83	35,228.04	341,362.68	24,853.31	—	—

Book Balance per bank rec.	504,266.49	4,379.62	7,670.83	35,228.04	341,362.68	24,853.31

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	32,582.79	31,038.89	37,817.39	1,028,914.76	—	—	1,028,914.76

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	55,241.73	42,624.87	189,024.44	2,299,576.99	—	—	2,299,576.99
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	55,241.73	42,624.87	189,024.44	2,299,576.99	—	—	2,299,576.99

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(54,919.84)	(43,948.11)	(198,690.15)	(855,208.25)	321,779.05	—	(533,429.20)
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	321.89	(1,323.24)	(9,665.71)	1,444,368.74	321,779.05	—	1,766,147.79

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,548,160.96			1,548,160.96
Expenses related to Loans				113,171.80			113,171.80

Subtotal - Loans				1,661,332.76			1,661,332.76

				—
				—
Cash Disbursements - Other				—
Advertising				15,341.07			15,341.07
Bank Charges				18.00	—	—	18.00
Claims Funding*				14,314.75			14,314.75
Company Auto				490.76	—	—	490.76
Computer Costs				85.00	—	—	85.00
Dues And Subscriptions				6.00	—	—	6.00
Employee Reimbursements - collections exp				112.50	—	—	112.50
Equipment Rental				—	—	—	—
Fixed Assets				16.21	—	—	16.21
Forms & Printing				8.72	—	—	8.72
Insurance				734.24	—	—	734.24
Meals & Entertainment				86.83	—	—	86.83
Miscellaneous				645.00	—	—	645.00
Office Expense				—	—	—	—
Postage				—	—	—	—
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				4,376.55	—	—	4,376.55
Professional Fees-Ordinary Course				180.00	—	—	180.00
Rent				48,314.41	—	—	48,314.41
Repairs & Maintenance				2,956.40	—	—	2,956.40
Roadgard				—	—	—	—
Seminars & Meetings				574.40	—	—	574.40
Taxes & Licenses				20,494.98	—	—	20,494.98
Telephone				29,747.24	—	—	29,747.24
Temporary Agency Staff				—	—	—	—
Travel				206.51	—	—	206.51
Utilities				274.51	—	—	274.51
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	321,779.05	—	321,779.05
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				168,700.17	—	—	168,700.17
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—

Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	629,463.30	—	—	629,463.30

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,969,017.01	321,779.05	—	2,290,796.06

	32,904.68	29,715.65	28,151.68	504,266.49	—	—	504,266.49

Book Balance per bank rec.	32,904.68	29,715.65	28,151.68

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,285,087.05
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,285,087.05

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas			Case	#	03-13211
Monthly Court Report for		May-04
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623
Beginning Cash Position	375,153.52	3,385.84	2,421.47	7,278.76	9,671.50	6,456.58	7,069.63	13,745.70	8,622.84	15,363.53

TICO Cash Collected	—
SM Cash Collected	2,290,017.71	42,379.59	46,109.51	37,056.29	49,679.99	34,602.06	56,072.68	47,239.50	34,526.90	27,665.44
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,290,017.71	42,379.59	46,109.51	37,056.29	49,679.99	34,602.06	56,072.68	47,239.50	34,526.90	27,665.44

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(21,406.20)	(41,751.59)	(45,252.61)	(36,423.06)	(54,287.05)	(36,995.41)	(58,808.91)	(48,993.79)	(35,110.91)	(28,955.29)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,268,611.51	628.00	856.90	633.23	(4,607.06)	(2,393.35)	(2,736.23)	(1,754.29)	(584.01)	(1,289.85)

Cash Disbursements - Loans
Loan Proceeds Checks	1,684,508.74
Expenses related to Loans	86,459.44

Subtotal - Loans	1,770,968.18	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	40,173.93
Bank Charges	196.00	12.50	27.50	12.00	15.00			11.25
Claims Funding*	6,334.71
Company Auto	906.72
Computer Costs	—
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	401.59
Insurance	991.71
Meals & Entertainment	293.91
Miscellaneous	1,166.89
Office Expense	197.21
Postage	3.85
Prepaid Expenses	6.30
Prepaid Software ABS	6,153.16
Professional Fees-Ordinary Course	64.95
Rent	39,421.96
Repairs & Maintenance	2,417.45
Roadgard	—
Seminars & Meetings	2,450.56
Taxes & Licenses	10,756.89
Telephone	7,658.33
Temporary Agency Staff	—
Travel	2,013.95
Utilities	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	392,508.80
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	514,118.87	12.50	27.50	12.00	15.00	—	—	11.25	—	—

TOTAL ALL CASH DISBURSEMENTS	2,285,087.05	12.50	27.50	12.00	15.00	—	—	11.25	—	—

	358,677.98	4,001.34	3,250.87	7,899.99	5,049.44	4,063.23	4,333.40	11,980.16	8,038.83	14,073.68

Book Balance per bank rec.	358,677.98	4,001.34	3,250.87	7,899.99	5,049.44	4,063.23	4,333.40	11,980.16	8,038.83	14,073.68

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	85,067.42	6,326.59	7,332.62	6,990.38	8,279.72	6,500.42	4,688.61	5,480.97	8,191.18		—	17,300.87

TICO Cash Collected							—
SM Cash Collected	540,669.47	47,522.57	30,048.62	38,250.81	30,759.59	45,282.53	48,944.78	26,508.80	39,569.69	536,577.88		43,950.97
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	540,669.47	47,522.57	30,048.62	38,250.81	30,759.59	45,282.53	48,944.78	26,508.80	39,569.69	536,577.88	—	43,950.97

GENERAL LEDGER DEPOSITS AND TRANSFERS	(547,994.89)	(47,263.88)	(30,278.41)	(35,600.53)	(27,529.74)	(46,711.36)	(48,412.34)	(25,414.37)	(38,668.76)	1,355,804.37	392,508.80	(44,894.52)

Total Cash Receipts and Transfers	(7,325.42)	258.69	(229.79)	2,650.28	3,229.85	(1,428.83)	532.44	1,094.43	900.93	1,892,382.25	392,508.80	(943.55)

Cash Disbursements - Loans
Loan Proceeds Checks										1,684,508.74
Expenses related to Loans										86,459.44

Subtotal - Loans	—	—	—	—	—	—	—	—	—	1,770,968.18	—	—

Cash Disbursements - Other
Advertising										40,173.93
Bank Charges			15.00	4.00	9.00	9.00	6.75	9.00	35.00
Claims Funding*										6,334.71
Company Auto										906.72
Computer Costs										—
Dues And Subscriptions										—
Employee Reimbursements - collections exp										—
Equipment Rental										—
Fixed Assets										—
Forms & Printing										401.59
Insurance										991.71
Meals & Entertainment										293.91
Miscellaneous										1,166.89
Office Expense										197.21
Postage										3.85
Prepaid Expenses										6.30
Prepaid Software ABS										6,153.16
Professional Fees-Ordinary Course										64.95
Rent										39,421.96
Repairs & Maintenance										2,417.45
Roadgard										—
Seminars & Meetings										2,450.56
Taxes & Licenses										10,756.89
Telephone										7,658.33
Temporary Agency Staff										—
Travel										2,013.95
Utilities										—
Interest to Finova										—
Payroll Paid TTG										—
Payroll Paid SMC											392,508.80
Restructuring Officer										—
Insurance Renewal										—
Voyager Payment										—
Pre-Filing Prepays										—
Deposit to Lender										—
US Trustee										—
Bankruptcy Professionals										—
Other										—

Total Other Cash Disbursements	—	—	15.00	4.00	9.00	9.00	6.75	9.00	35.00	121,414.07	392,508.80	—

TOTAL ALL CASH DISBURSEMENTS	—	—	15.00	4.00	9.00	9.00	6.75	9.00	35.00	1,892,382.25	392,508.80	—

	77,742.00	6,585.28	7,087.83	9,636.66	11,500.57	5,062.59	5,214.30	6,566.40	9,057.11	—	—	16,357.32

Book Balance per bank rec.	77,742.00	6,585.28	7,087.83	9,636.66	11,500.57	5,062.59	5,214.30	6,566.40	9,057.11			16,357.32

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	18,652.67	18,347.86	13,999.86	15,745.33	24,132.78	54,100.39

TICO Cash Collected
SM Cash Collected	44,075.72	30,358.26	35,782.05	36,727.92	42,317.98	297,338.11
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	44,075.72	30,358.26	35,782.05	36,727.92	42,317.98	297,338.11

GENERAL LEDGER DEPOSITS AND TRANSFERS	(45,101.88)	(28,686.34)	(37,678.11)	(38,184.64)	(45,289.96)	(295,431.02)

Total Cash Receipts and Transfers	(1,026.16)	1,671.92	(1,896.06)	(1,456.72)	(2,971.98)	1,907.09

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			30.00
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	30.00	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	30.00	—	—	—

	17,626.51	20,019.78	12,073.80	14,288.61	21,160.80	56,007.48

Book Balance per bank rec.	17,626.51	20,019.78	12,073.80	14,288.61	21,160.80	56,007.48

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	375,153.52	—	—	375,153.52

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,290,017.71	—	—	2,290,017.71
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,290,017.71	—	—	2,290,017.71

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(413,915.00)	392,508.80	—	(21,406.20)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,876,102.71	392,508.80	—	2,268,611.51

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,684,508.74	—		1,684,508.74
Expenses related to Loans	86,459.44	—		86,459.44

Subtotal - Loans	1,770,968.18	—	—	1,770,968.18

		—
		—
Cash Disbursements - Other		—
Advertising	40,173.93	—	—	40,173.93
Bank Charges	196.00		—	196.00
Claims Funding*	6,334.71	—		6,334.71
Company Auto	906.72	—	—	906.72
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	401.59	—	—	401.59
Insurance	991.71	—	—	991.71
Meals & Entertainment	293.91	—	—	293.91
Miscellaneous	1,166.89	—	—	1,166.89
Office Expense	197.21	—	—	197.21
Postage	3.85	—	—	3.85
Prepaid Expenses	6.30	—	—	6.30
Prepaid Software ABS	6,153.16	—	—	6,153.16
Professional Fees-Ordinary Course	64.95	—	—	64.95
Rent	39,421.96	—	—	39,421.96
Repairs & Maintenance	2,417.45	—	—	2,417.45
Roadgard	—	—	—	—
Seminars & Meetings	2,450.56	—	—	2,450.56
Taxes & Licenses	10,756.89	—	—	10,756.89
Telephone	7,658.33	—	—	7,658.33
Temporary Agency Staff	—	—	—	—
Travel	2,013.95	—	—	2,013.95
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	392,508.80	—	392,508.80
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	121,610.07	392,508.80	—	514,118.87

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	1,892,578.25	392,508.80	—	2,285,087.05

	358,677.98	—	—	358,677.98

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,254,867.22
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,254,867.22

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.			Case #	03-13213	Case No.	03-13213
Monthly Court Report for		May-04
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,255,114.47	1,255,114.47			1,255,114.47	—	—	1,255,114.47
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,255,114.47	1,255,114.47	—	—	1,255,114.47	—	—	1,255,114.47

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(247.25)	(1,255,114.47)	1,046,306.80	208,560.42	(208,807.67)	208,560.42	—	(247.25)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,254,867.22	—	1,046,306.80	208,560.42	1,046,306.80	208,560.42	—	1,254,867.22

Cash Disbursements - Loans
Loan Proceeds Checks	846,823.16		846,823.16		846,823.16			846,823.16
Expenses related to Loans	63,269.19		63,269.19		63,269.19			63,269.19

Subtotal - Loans	910,092.35	—	910,092.35	—	910,092.35	—	—	910,092.35

			—		—			—
			—		—			—
Cash Disbursements - Other			—		—			—
Advertising	9,772.95		9,772.95		9,772.95			9,772.95
Bank Charges	130.65		130.65		130.65	—	—	130.65
Claims Funding*	2,509.25		2,509.25		2,509.25			2,509.25
Company Auto	126.29		126.29		126.29	—	—	126.29
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	37.50		37.50		37.50	—	—	37.50
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	291.48		291.48		291.48	—	—	291.48
Insurance	454.90		454.90		454.90	—	—	454.90
Meals & Entertainment	55.29		55.29		55.29	—	—	55.29
Miscellaneous	435.15		435.15		435.15	—	—	435.15
Office Expense	203.87		203.87		203.87	—	—	203.87
Postage	—		—		—	—	—	—
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	2,721.59		2,721.59		2,721.59	—	—	2,721.59
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	30,004.24		30,004.24		30,004.24	—	—	30,004.24
Repairs & Maintenance	1,348.76		1,348.76		1,348.76	—	—	1,348.76
Roadgard	—		—		—	—	—	—
Seminars & Meetings	440.47		440.47		440.47	—	—	440.47
Taxes & Licenses	4,866.03		4,866.03		4,866.03	—	—	4,866.03
Telephone	19,313.51		19,313.51		19,313.51	—	—	19,313.51
Temporary Agency Staff	320.00		320.00		320.00	—	—	320.00
Travel	204.19		204.19		204.19	—	—	204.19
Utilities	212.61		212.61		212.61	—	—	212.61
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	208,560.42		—	208,560.42	—	208,560.42	—	208,560.42
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	62,765.72		62,765.72		62,765.72	—	—	62,765.72
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	344,774.87	—	136,214.45	208,560.42	136,214.45	208,560.42	—	344,774.87

TOTAL ALL CASH DISBURSEMENTS	1,254,867.22	—	1,046,306.80	208,560.42	1,046,306.80	208,560.42	—	1,254,867.22

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,405,807.34
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,405,807.34

FORM MOR - 1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA			Case #	03-13209	Case No.	03-13209
Monthly Court Report for		May-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	25,860.23	6,855.53	19,004.70	—	—	25,860.23	—	—	25,860.23

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,434,681.24	30,226.09	96,283.68	1,308,171.47		1,434,681.24	—	—	1,434,681.24
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,434,681.24	30,226.09	96,283.68	1,308,171.47	—	1,434,681.24	—	—	1,434,681.24

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(31,259.55)	(31,332.06)	(97,563.36)	(106,587.98)	204,223.85	(235,483.40)	204,223.85	—	(31,259.55)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,403,421.69	(1,105.97)	(1,279.68)	1,201,583.49	204,223.85	1,199,197.84	204,223.85	—	1,403,421.69

Cash Disbursements - Loans
						—
Loan Proceeds Checks	803,369.58			803,369.58		803,369.58			803,369.58
Expenses related to Loans	76,705.83			76,705.83		76,705.83			76,705.83

Subtotal - Loans	880,075.41	—	—	880,075.41	—	880,075.41	—	—	880,075.41

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	9,298.57			9,298.57		9,298.57			9,298.57
Bank Charges	2,181.86			2,181.86		2,181.86	—	—	2,181.86
Claims Funding*	1,700.44			1,700.44		1,700.44			1,700.44
Company Auto	353.06			353.06		353.06	—	—	353.06
Computer Costs	16.13			16.13		16.13	—	—	16.13
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	49.35			49.35		49.35	—	—	49.35
Forms & Printing	9.28			9.28		9.28	—	—	9.28
Insurance	420.54			420.54		420.54	—	—	420.54
Meals & Entertainment	7.96			7.96		7.96	—	—	7.96
Miscellaneous	360.00			360.00		360.00	—	—	360.00
Office Expense	—			—		—	—	—	—
Postage	—			—		—	—	—	—
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	14,094.18			14,094.18		14,094.18	—	—	14,094.18
Repairs & Maintenance	1,225.00			1,225.00		1,225.00	—	—	1,225.00
Roadgard	—			—		—	—	—	—
Seminars & Meetings	1,763.93			1,763.93		1,763.93	—	—	1,763.93
Taxes & Licenses	7,802.79			7,802.79		7,802.79	—	—	7,802.79
Telephone	12,219.75			12,219.75		12,219.75	—	—	12,219.75
Temporary Agency Staff	—			—		—	—	—	—
Travel	1,001.70			1,001.70		1,001.70	—	—	1,001.70
Utilities	99.50			99.50		99.50	—	—	99.50
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	204,223.85			—	204,223.85	—	204,223.85	—	204,223.85
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	266,300.78			266,300.78		266,300.78	—	—	266,300.78
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	525,731.93	—	—	321,508.08	204,223.85	321,508.08	204,223.85	—	525,731.93

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,405,807.34	—	—	1,201,583.49	204,223.85	1,201,583.49	204,223.85	—	1,405,807.34

	23,474.58	5,749.56	17,725.02	—	—	23,474.58	—	—	23,474.58

Book Balance per bank rec.	23,474.58	5,749.56	17,725.02

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	868,102.08
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$868,102.08

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN			Case	#	03-13206	Case No.	03-13206
Monthly Court Report for		May-04
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total

Beginning Cash Position	232,496.28	92,740.45	62,995.47	—	—	76,760.36	232,496.28	—	—	232,496.28

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	870,005.91	34,475.04	24,534.26	326,978.04		484,018.57	870,005.91	—	—	870,005.91
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	870,005.91	34,475.04	24,534.26	326,978.04	—	484,018.57	870,005.91	—	—	870,005.91

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	19,278.56	(22,149.12)	(13,881.89)	426,975.29	114,122.75	(485,788.47)	(94,844.19)	114,122.75	—	19,278.56
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	889,284.47	12,325.92	10,652.37	753,953.33	114,122.75	(1,769.90)	775,161.72	114,122.75	—	889,284.47

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	653,942.55			653,942.55			653,942.55			653,942.55
Expenses related to Loans	45,960.15			45,960.15			45,960.15			45,960.15

Subtotal - Loans	699,902.70	—	—	699,902.70	—	—	699,902.70	—	—	699,902.70

							—
							—
Cash Disbursements - Other							—
Advertising	6,713.57			6,713.57			6,713.57			6,713.57
Bank Charges	1,440.76	20.00	6.00	1,414.76			1,440.76	—	—	1,440.76
Claims Funding*	15,979.03			15,979.03			15,979.03			15,979.03
Company Auto	78.89			78.89			78.89	—	—	78.89
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	5.09			5.09			5.09	—	—	5.09
Insurance	253.14			253.14			253.14	—	—	253.14
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	281.55			281.55			281.55	—	—	281.55
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	14,842.34			14,842.34			14,842.34	—	—	14,842.34
Repairs & Maintenance	300.00			300.00			300.00	—	—	300.00
Roadgard	—			—			—	—	—	—
Seminars & Meetings	744.19			744.19			744.19	—	—	744.19
Taxes & Licenses	5,740.47			5,740.47			5,740.47	—	—	5,740.47
Telephone	5,027.17			5,027.17			5,027.17	—	—	5,027.17
Temporary Agency Staff	—			—			—	—	—	—
Travel	1,013.81			1,013.81			1,013.81	—	—	1,013.81
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	114,122.75			—	114,122.75		—	114,122.75	—	114,122.75
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	168,199.38	20.00	6.00	54,050.63	114,122.75	—	54,076.63	114,122.75	—	168,199.38

							—

TOTAL ALL CASH DISBURSEMENTS	868,102.08	20.00	6.00	753,953.33	114,122.75	—	753,979.33	114,122.75	—	868,102.08

	253,678.67	105,046.37	73,641.84	—	—	74,990.46	253,678.67	—	—	253,678.67

Book Balance per bank rec.	253,678.67	105,046.37	73,641.84			74,990.46

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,894,550.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,894,550.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp			Case No.	03-13205	Case No.	03-13205
Monthly Court Report for		May-04
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(446,998.25)	195,628.50	444,216.46	(899,797.51)	(187,045.70)	(446,998.25)	—	—	(446,998.25)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—		—			—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—		—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,425,422.10	(95,415.16)	17,334.66	1,375,236.33	128,266.27	1,297,155.83	128,266.27	—	1,425,422.10
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,425,422.10	(95,415.16)	17,334.66	1,375,236.33	128,266.27	1,297,155.83	128,266.27	—	1,425,422.10

Cash Disbursements - Loans
Loan Proceeds Checks	1,521,809.31			1,521,809.31		1,521,809.31			1,521,809.31
Expenses related to Loans	—			—		—			—

Subtotal - Loans	1,521,809.31	—	—	1,521,809.31	—	1,521,809.31	—	—	1,521,809.31

Cash Disbursements - Other	—					—
Advertising	18.92			18.92		18.92			18.92
Bank Charges	23,527.56			23,527.56		23,527.56	—	—	23,527.56
Claims Funding*	45,243.78			45,243.78		45,243.78			45,243.78
Company Auto	12,470.53			12,470.53		12,470.53	—	—	12,470.53
Computer Costs	2,724.80			2,724.80		2,724.80	—	—	2,724.80
Dues And Subscriptions	707.00			707.00		707.00	—	—	707.00
Employee Reimbursements - collections exp	(155.21)			(155.21)		(155.21)	—	—	(155.21)
Equipment Rental	3,292.55			3,292.55		3,292.55	—	—	3,292.55
Fixed Assets	1,693.23			1,693.23		1,693.23	—	—	1,693.23
Forms & Printing	1,120.72			1,120.72		1,120.72	—	—	1,120.72
Insurance	9,727.98			9,727.98		9,727.98	—	—	9,727.98
Meals & Entertainment	1,923.28			1,923.28		1,923.28	—	—	1,923.28
Miscellaneous	—			—		—	—	—	—
Office Expense	16,872.43			16,872.43		16,872.43	—	—	16,872.43
Postage	8,402.49			8,402.49		8,402.49	—	—	8,402.49
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	143.84			143.84		143.84	—	—	143.84
Professional Fees-Ordinary Course	803.90			803.90		803.90	—	—	803.90
Rent	20,396.04			20,396.04		20,396.04	—	—	20,396.04
Repairs & Maintenance	3,186.88			3,186.88		3,186.88	—	—	3,186.88
Roadgard	—			—		—	—	—	—
Seminars & Meetings	1,029.86			1,029.86		1,029.86	—	—	1,029.86
Taxes & Licenses	(186.50)			(186.50)		(186.50)	—	—	(186.50)
Telephone	3,926.19			3,926.19		3,926.19	—	—	3,926.19
Temporary Agency Staff	9,193.78			9,193.78		9,193.78	—	—	9,193.78
Travel	38,931.04			38,931.04		38,931.04	—	—	38,931.04
Utilities	(474.12)			(474.12)		(474.12)	—	—	(474.12)
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	118,219.73			—	118,219.73	—	118,219.73	—	118,219.73
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other - TN Deposit	50,000.00	—		50,000.00		50,000.00	—	—	50,000.00

Total Other Cash Disbursements	372,740.70	—	—	254,520.97	118,219.73	254,520.97	118,219.73	—	372,740.70

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,894,550.01	—	—	1,776,330.28	118,219.73	1,776,330.28	118,219.73	—	1,894,550.01

	(916,126.16)	100,213.34	461,551.12	(1,300,891.46)	(176,999.16)	(926,172.70)	10,046.54	—	(916,126.16)

Book Balance per bank rec.	(916,126.16)	100,213.34	461,551.12	(1,300,891.46)	(176,999.16)
		—
			—	—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207 Case No. 03-13207
Monthly Court Report for	May-04
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210 Case No. 03-13210
Monthly Court Report for	May-04
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers
Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	May-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	May-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00
Other Operations Expenses

Total Other Operational Costs	$0.00	$0.00
Other Income

Total Other Income	$0.00	$0.00
Other Expenses

Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru May 31, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	347,313	10,222	—	25,128,597	—	—	25,486,133	66.2%	8,198,360	33,684,492
I/B Income	—	—	—	—	—	—	—	0.0%	2,970,663	2,970,663
Fee Income	226,383	105,384	—	2,585,004	—	—	2,916,771	7.6%	39,554	2,956,324
Late Charges	119,091	—	—	1,853,343	—	—	1,972,434	5.1%	912,941	2,885,376

Total Interest Income	692,787	115,606	—	29,566,944	—	—	30,375,337	78.9%	12,121,518	42,496,855
Interest Expense	105,585	42,563	0	1,891,218	(73,483)	—	1,965,882	5.1%	2,869,252	4,835,135

Net Interest Income	587,202	73,043	(0)	27,675,726	73,483	—	28,409,455	73.8%	9,252,266	37,661,721
Provision for Loan Losses
P&L Recoveries	(8,041)	(110)	—	(338,479)	—	—	(346,630)	-0.9%	(862,744)	(1,209,374)
Reserves	—	25,000	—	(889,153)	—	—	(864,153)	-2.2%	2,161,859	1,297,707
Cash	348,338	—	2,159	7,973,657	—	—	8,324,153	21.6%	17,259,030	25,583,183

Total Provision	340,297	24,890	2,159	6,746,025	—	—	7,113,370	18.5%	18,558,146	25,671,516
Net Interest included Provision	246,905	48,154	(2,159)	20,929,702	73,483	—	21,296,085		(9,305,880)	11,990,205
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	4,888,833	—	—	4,888,833	12.7%	1,620,643	6,509,477
Insurance Commissions	—	—	2,132,140	(597,187)	—	—	1,534,952	4.0%	61,248	1,596,200
Earned Insurance	—	—	—	—	—	—	—	0.0%	314,422	314,422
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	604	176,559	—	—	177,162	0.5%	—	177,162
Other Income	—	161,109	255,615	806,584	291,475	—	1,514,783	3.9%	(6,508,104)	(4,993,320)

Total Direct Income	—	161,109	2,388,358	5,274,789	291,475	—	8,115,731	21.1%	(4,511,790)	3,603,941
Total Revenue	692,787	276,715	2,388,358	34,841,733	291,475	—	38,491,068	100.0%	7,609,728	46,100,796

Expenses
Personnel
Salaries & Wages	54,618	91,130	1,004,849	9,389,432	944,008	—	11,484,038	29.8%	3,688,593	15,172,632
Commissions/Bonus	—	15,996	268,754	1,264,094	128,923	—	1,677,767	4.4%	279,164	1,956,931
Benefits	4,781	7,575	101,632	1,007,973	64,340	—	1,186,301	3.1%	347,360	1,533,661
Taxes	4,700	8,861	110,680	1,033,355	75,696	—	1,233,292	3.2%	446,422	1,679,714
Other	—	—	32,327	91,793	43,047	—	167,166	0.4%	94,153	261,320

Total Personnel	64,100	123,562	1,518,242	12,786,647	1,256,014	—	15,748,564	40.9%	4,855,693	20,604,257
Building
Rent	197	5,553	146,111	1,337,373	88,043	—	1,577,277	4.1%	680,287	2,257,564
Utilities	—	216	27,016	298,000	23,810	—	349,042	0.9%	114,049	463,091
Depreciation	13,368	1,401	67,346	493,205	143,956	—	719,276	1.9%	357,232	1,076,507
Other	428	257	—	85,399	12,079	—	98,163	0.3%	109,340	207,502

Total Building	13,992	7,427	240,473	2,213,977	267,888	—	2,743,758	7.1%	1,260,907	4,004,665
Telecommunications
Telephone	3,771	3,782	56,789	689,789	76,093	—	830,224	2.2%	298,892	1,129,117
Computers	11,455	3,267	69,201	171,720	48,534	—	304,177	0.8%	244,255	548,431
Office Expense	866	415	16,583	350,964	23,580	—	392,408	1.0%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	16,092	7,464	142,022	1,212,473	148,206	—	1,526,257	4.0%	634,254	2,160,511
Advertising	—	113	30,361	955,945	24,585	—	1,011,004	2.6%	162,399	1,173,403
Reinsurance Claims Expense	—	—	—	1,353,210	—	—	1,353,210	3.5%	468,342	1,821,552
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	530,013	530,013
Professional Fees	2,055	8,908	7,544	109,073	5,341,965	—	5,469,545	14.2%	147,400	5,616,946
Collection Expense	1,372	—	—	24,960	—	—	26,332	0.1%	387,546	413,878
Travel	—	4,888	17,435	599,321	107,515	—	729,159	1.9%	166,131	895,290
Office Expense	20,274	1,444	62,917	599,510	91,684	—	775,829	2.0%	330,984	1,106,814
Entertainment	—	68	—	201,698	35	—	201,802	0.5%	64	201,866
Amortization	—	—	72,579	125,291	—	—	197,870	0.5%	45,651	243,521
Taxes & Licenses	4,839	2,136	16,888	166,374	22,319	—	212,557	0.6%	131,406	343,963
Other	506	21,107	166,324	1,028,005	87,316	—	1,303,258	3.4%	1,444,509	2,747,767

Total Other Expense	25,619	24,756	318,708	2,120,879	201,355	—	2,691,316	7.0%	1,952,614	4,643,931

Total Direct Expense	569,112	244,570	2,276,945	30,013,726	7,274,044	—	40,378,398	104.9%	31,992,698	72,371,097
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	123,675	32,145	96,316	4,806,149	(6,903,118)	—	(1,844,833)	-4.8%	(24,425,467)	(26,270,301)
Income Tax (34%)	—	—	68,908	1,443,724	(3,403,997)	—	(1,891,365)	-4.9%	(4,168,818)	(6,060,183)

Net Income	123,675	32,145	27,408	3,362,425	(3,499,121)	—	46,532	0.1%	(20,256,649)	(20,210,117)

Thaxton39813	Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

5/31/2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued TICO	Operations Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	(7,950)	—	(85,156)	532,970	47,165,242	—	47,605,107	794,519	—	794,519	48,399,625
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	1,523,127	1,326,867	—	72,745,192	—	—	75,595,186	58,587,874	—	58,587,874	134,183,060
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(32,843)	—	—	(12,363,459)	—	—	(12,396,302)	(6,526,589)	—	(6,526,589)	(18,922,892)
Loss Reserve	(317,000)	(225,000)	—	(4,440,540)	(25,000)	—	(5,007,540)	(10,762,674)	—	(10,762,674)	(15,770,214)
Unearned Insurance	—	—	—	(937,741)	—	—	(937,741)	(2,050,996)	(1,474,225)	(3,525,221)	(4,462,961)
Dealer Holdback	—	—	—	—	—	—	—	(515,023)	—	(515,023)	(515,023)
Premises and Equipment, GROSS	173,157	13,687	1,158,025	6,508,824	1,101,830	—	8,955,523	3,775,444	—	3,775,444	12,730,967
Accumulated Depreciation	(146,031)	(11,809)	(1,039,503)	(4,333,759)	(691,762)	—	(6,222,864)	(2,970,120)	—	(2,970,120)	(9,192,985)
Accounts Receivable	73,311	—	220,918	170,287	(11,873)	—	452,643	1,745,780	(2,122,047)	(376,267)	76,376
Repossessed Automobiles	—	—	—	—	—	—	—	352,251	—	352,251	352,251
Intercompany Balance	(490,225)	(834,083)	(6,423,602)	(40,845,800)	132,615,573	(6,248,675)	77,773,188	(87,361,278)	9,588,090	(77,773,188)	0
Goodwill	348,938	—	353,379	19,393,942	—	—	20,096,260	13,662,106	—	13,662,106	33,758,366
Other Intangible Assets	—	—	2,030,601	1,944	—	—	2,032,546	—	—	—	2,032,546
Accumulated Amortization	(220,994)	—	(1,225,608)	(1,396,674)	—	—	(2,843,276)	(1,139,675)	—	(1,139,675)	(3,982,952)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	402,084	402,084	402,084
Prepaid Assets	39	456	105,923	911,411	2,843,819	—	3,861,648	265,296	—	265,296	4,126,944
Other Assets	—	—	198,105	(246,915)	557,508	—	508,698	33,255	240,326	273,581	782,279

Total Assets	903,529	270,119	(4,706,916)	35,699,682	207,912,944	(18,409,595)	221,669,764	(32,109,831)	6,634,228	(25,475,603)	196,194,161
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,739,508	—	2,741,018	32,347	—	32,347	2,773,364
Notes Payable	—	—	67,738	—	89,928,219	—	89,995,957	—	—	—	89,995,957
Subordinated Notes Payable	—	—	—	—	120,901,427	—	120,901,427	1,896,058	—	1,896,058	122,797,485
Accounts Payable	4,236	1,509	79,110	566,865	131,826	—	783,547	501,963	326,951	828,914	1,612,461
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	68,908	1,319,354	(6,840,862)	—	(5,452,601)	(4,150,467)	124,370	(4,026,097)	(9,478,697)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	22,037	5,989	(619)	2,241,921	519,758	—	2,789,086	172,168	8,171	180,339	2,969,425
Other Liabilities	291,128	118,223	87,533	238,357	59,437	—	794,677	74,918	536,122	611,039	1,405,717

Total Liabilities	317,401	125,721	304,180	4,366,786	208,499,540	—	213,613,627	(1,473,013)	1,213,010	(260,004)	213,353,624
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,199,421)	(18,010,334)	1,107,289	(23,179,341)	4,704,482	(18,474,859)	(17,367,570)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	20,731	16,384	114,847	2,183,061	(3,856,023)	—	(1,521,000)	(7,457,477)	716,737	(6,740,740)	(8,261,741)

Total Stockholders’ Equity	586,128	144,398	(5,011,096)	31,332,896	(586,595)	(18,409,595)	8,056,136	(30,636,818)	5,421,219	(25,215,599)	(17,159,463)
Total Liabilities & Stockholders’ Equity	903,529	270,119	(4,706,916)	35,699,682	207,912,944	(18,409,595)	221,669,764	(32,109,831)	6,634,228	(25,475,603)	196,194,161

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	38138

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$128,449.78	$128,449.78	Bi-Weekly	EFT	0
FICA-Employee	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,553.12	$1,553.12	Bi-Weekly	EFT	0
Income	0
Other:	0
Total Federal Taxes	$0.00	$386,050.86	$386,050.86	$0.00		$0.00

State and Local
Withholding	0	$64,855.67	$64,855.67	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$—	$—
Personal Property		#REF!	#REF!
Other:	0	$—	$—			0

Total State and Local Taxes	$0.00	#REF!	#REF!	$0.00		$0.00

TOTAL TAXES		#REF!	#REF!			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	8,183	0				8,183
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$8,183.25	$0.00	$0.00	$0.00	$0.00	$8,183.25

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	May-04

	Consolidated Totals	TICO- AL	TICO- GA	TICO- DE	TICO- MS	TICO- NC	TICO- OH	MODERN REC
Beginning Cash Position	(25,275.82)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	794,531.59	14,298.24	16,130.75	0.00	62,896.88	24,713.06	80,666.68	22,479.07
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	794,531.59	14,298.24	16,130.75	0.00	62,896.88	24,713.06	80,666.68	22,479.07

Cash Disbursements
Advertising	0.00
Bank Charges	0.00
Claims Funding*	0.00
Company Auto	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00
Equipment Rental	0.00
Fixed Assets	0.00
Forms & Printing	0.00
Insurance	0.00
Meals & Entertainment	0.00
Miscellaneous	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00
Prepaid Software ABS	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00
Roadgard	0.00
Seminars & Meetings	0.00
Taxes & Licenses	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	844,086.36	14,298.24	16,130.75	0.00	62,896.88	24,713.06	80,666.68	22,479.07
Employee Withholding of Insurance/etc	(50,605.17)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	793,481.19	14,298.24	16,130.75	0.00	62,896.88	24,713.06	80,666.68	22,479.07

	(24,225.42)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	TICO- SC	TICO- TN	TICO- HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	(25,275.82)

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	204,550.17	25,376.83	81,051.82	5,828.02	15,175.50	170,735.93	70,628.64
Outstanding Checks - Adjustment

Total Cash Receipts and Transfers	204,550.17	25,376.83	81,051.82	5,828.02	15,175.50	170,735.93	70,628.64

Cash Disbursements
Advertising
Bank Charges	0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance
Meals & Entertainment	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00	0.00	0.00		0.00
Office Expense
Postage
Prepaid Expenses	0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance	0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00	0.00	0.00	0.00	0.00		0.00
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG	204,550.17	25,376.83	81,051.82	5,828.02	15,175.50	170,735.93	120,183.41
Employee Withholding of Insurance/etc							(50,605.17)
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

	204,550.17	25,376.83	81,051.82	5,828.02	15,175.50	170,735.93	69,578.24

	0.00	0.00	0.00	0.00	0.00	0.00	(24,225.42)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(25,275.82)	0.00	(25,275.82)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	794,531.59	0.00	794,531.59
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	794,531.59	0.00	794,531.59

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	844,086.36		844,086.36
Employee Withholding of Insurance/etc	0.00	(50,605.17)		(50,605.17)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	793,481.19	0.00	793,481.19

	0.00	(24,225.42)	0.00	(24,225.42)

PAYROLL - THE THAXTON GROUP

	Period Ending 5/14/2004	Period Ending 5/28/2004	Period Ending	Total

Corporate
Salary expense	$53,974.89	$56,128.21		$110,103.10
FICA/FUTA/SUTA	$4,150.30	$4,362.15		$8,512.45
401(k) match	$783.89	$783.97		$1,567.86
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$58,909.08	$61,274.33	$—	$120,183.41
Tico Premium
Salary expense	$2,621.32	$2,730.92		$5,352.24
FICA/FUTA/SUTA	$186.30	$194.68		$380.98
401(k) match	$47.40	$47.40		$94.80

Total	$2,855.02	$2,973.00	$—	$5,828.02
				$—
Commercial Lending
Salary expense	$6,064.22	$6,064.22		$12,128.44
FICA/FUTA/SUTA	$585.68	$455.06		$1,040.74
401(k) match	$175.10	$123.89		$298.99
Commissions	$1,707.33	$—		$1,707.33

Total	$8,532.33	$6,643.17	$—	$15,175.50
Thaxton Insurance Group
Salary expense	$66,556.44	$63,194.17		$129,750.61
FICA/FUTA/SUTA	$7,134.51	$5,501.91		$12,636.42
401(k) match	$1,957.17	$1,078.26		$3,035.43
Overtime	$667.16	$724.27		$1,391.43
Commissions	$20,752.04	$—		$20,752.04
Bonus	$500.00	$2,670.00		$3,170.00

Total	$97,567.32	$73,168.61	$—	$170,735.93
Tico
Salary expense	$242,512.11	$185,732.48		$428,244.59
FICA/FUTA/SUTA	$20,312.64	$18,391.37		$38,704.01
401(k) match	$1,339.64	$1,088.63		$2,428.27
Overtime	$10,499.16	$5,166.01		$15,665.17
Commissions	$316.44	$—		$316.44
Bonus	$2,800.00	$44,005.02		$46,805.02

Total	$277,779.99	$254,383.51	$—	$532,163.50
Period Total	$445,643.74	$398,442.62	$—	$844,086.36
401(k) payable	$(14,885.78)	$(11,190.08)		$(26,075.86)
Payable to reimbursement	$(1,681.58)	$(1,043.12)		$(2,724.70)
Dental insurance	$(637.40)	$(629.70)		$(1,267.10)
Cancer insurance	$(614.39)	$(583.06)		$(1,197.45)
Life insurance	$(947.20)	$(848.70)		$(1,795.90)
Contingent health liability	$(9,207.66)	$(8,336.50)		$(17,544.16)
Tax/stale date adj				$—
Tax levy				$—
Advance	$(106.25)	$(942.78)
Unidentified	$617.51	$5,874.21

	$418,180.99	$380,742.89	$—	$798,923.88
	$(27,462.75)	$(17,699.73)	$—	$(45,162.48)
				$—
				$—
Net Checks	$27,312.44	$28,375.10		$55,687.54
Direct Deposits	$233,113.96	$202,745.41		$435,859.37
Wage Garnishments	$817.43	$1,099.37		$1,916.80
Federal Tax	$43,151.20	$34,989.63		$78,140.83
EE SS Tax	$24,652.72	$22,108.79		$46,761.51
ER SS Tax	$24,652.62	$22,108.76		$46,761.38
EE Med Tax	$5,765.51	$5,170.58		$10,936.09
ER Med Tax	$5,765.58	$5,170.60		$10,936.18
State/local Tax	$20,246.53	$19,300.48		$39,547.01
Futa	$244.78	$250.47		$495.25
Suta	$1,706.25	$1,375.34		$3,081.59
Adjustments	$30,751.97	$38,048.36		$68,800.33

GRAND TOTAL	$418,180.99	$380,742.89	$—	$798,923.88

				$—
reconciliation	$—	$—	$—	$—
Accrual	$27,462.75	$17,699.73	$—	$45,162.48

PAYROLL - TICO

	Period Ending 5/14/2004	Period Ending 5/28/2004	Period Ending	Total
SC/VA
Salary expense	$82,775.18	$75,350.57		$158,125.75
FICA/FUTA/SUTA	$7,127.52	$7,438.41		$14,565.93
401(k) match	$366.33	$262.61		$628.94
Overtime	$7,244.89	$4,284.66		$11,529.55
Commissions	$—	$—		$—
Bonus	$2,800.00	$16,900.00		$19,700.00

Total	$100,313.92	$104,236.25	$—	$204,550.17
AL
Salary expense	$5,933.05	$5,134.00		$11,067.05
FICA/FUTA/SUTA	$493.80	$559.75		$1,053.55
401(k) match	$—	$—		$236,370.77
Overtime	$204.01	$173.63		$377.64
Commissions	$—	$—		$—
Bonus	$—	$1,800.00		$1,800.00

Total	$6,630.86	$7,667.38	$—	$14,298.24
NC
Salary expense	$9,235.67	$9,394.37		$18,630.04
FICA/FUTA/SUTA	$880.56	$1,159.08		$2,039.64
401(k) match	$165.91	$131.30		$297.21
Overtime	$165.17	$75.98		$241.15
Commissions	$—	$—		$—
Bonus	$—	$3,505.02		$3,505.02

Total	$10,447.31	$14,265.75	$—	$24,713.06
GA
Salary expense	$6,606.18	$7,262.96		$13,869.14
FICA/FUTA/SUTA	$552.07	$659.95		$1,212.02
401(k) match	$—	$—		$—
Overtime	$264.21	$435.38		$699.59
Commissions	$—	$—		$—
Bonus	$—	$350.00		$350.00

Total	$7,422.46	$8,708.29	$—	$16,130.75
OH
Salary expense	$50,465.71	$80.00		$50,545.71
FICA/FUTA/SUTA	$4,319.71	$411.82		$4,731.53
401(k) match	$112.64	$—		$112.64
Overtime	$2,243.30	$—		$2,243.30
Commissions	$263.70	$—		$263.70
Bonus	$—	$5,000.00		$5,000.00

Total	$57,405.06	$5,491.82	$—	$62,896.88

PAYROLL - TICO

	Period Ending 5/14/2004	Period Ending 5/28/2004	Period Ending	Total
KY
Salary expense	$31,163.57	$30,185.61		$61,349.18
FICA/FUTA/SUTA	$2,394.06	$3,252.04		$5,646.10
401(k) match	$184.39	$184.35		$368.74
Overtime	$256.30	$196.36		$452.66
Commissions	$—	$—		$—
Bonus	$—	$12,850.00		$12,850.00

Total	$33,998.32	$46,668.36	$—	$80,666.68
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$10,650.67	$10,902.00		$21,552.67
FICA/FUTA/SUTA	$907.07	$1,063.31		$1,970.38
401(k) match	$—	$—		$—
Overtime	$53.78	$—		$53.78
Commissions	$—	$—		$—
Bonus	$—	$1,800.00		$1,800.00

Total	$11,611.52	$13,765.31	$—	$25,376.83
Corp
Salary expense	$36,351.15	$36,335.51		$72,686.66
FICA/FUTA/SUTA	$2,752.93	$2,860.73		$5,613.66
401(k) match	$475.75	$475.75		$951.50
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$1,800.00		$1,800.00

Total	$39,579.83	$41,471.99	$—	$81,051.82
Modern
Salary expense	$9,330.93	$11,087.46		$20,418.39
FICA/FUTA/SUTA	$884.92	$986.28		$1,871.20
401(k) match	$34.62	$34.62		$69.24
Overtime	$67.50	$—		$67.50
Commissions	$52.74	$—		$—
Bonus	$—	$—

Total	$10,370.71	$12,108.36	$—	$22,479.07
Period Total	$277,779.99	$254,383.51	$—	$532,163.50

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	May-04		540439122
Monthly Court Report for			207900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(187,045.70)	—	—	—	—	—		(187,045.70)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,584,862.00	38,401.70	392,508.80	321,779.05	204,223.85	208,560.42	114,122.75	305,265.43
Outstanding Checks	(176,999.16)					—		(176,999.16)
	—

Total Cash Receipts and Transfers	1,407,862.84	38,401.70	392,508.80	321,779.05	204,223.85	208,560.42	114,122.75	128,266.27

Cash Disbursements - Loans
Gross Wages	1,346,267.93	36,675.56	374,871.60	306,244.68	203,541.80	199,325.23	107,211.35	118,397.71
Federal Tax	96,881.21	2,212.98	24,940.14	20,239.17	15,079.44	12,486.54	8,449.66	13,473.28
SS Tax	81,262.47	2,193.93	22,677.21	18,537.78	12,471.50	12,002.39	6,486.33	6,893.33
Med Tax	19,044.62	513.08	5,303.52	4,335.39	2,916.73	2,807.12	1,516.89	1,651.89
EIC	(121.30)	—	—	(121.30)	—	—	—	—
State Tax	32,869.70	1,033.00	50.51	11,420.09	7,566.80	6,867.79	108.73	5,822.78
Advance	125.00	—	(287.50)	—	—	—	350.00	62.50
Mileage	(37,897.06)	(1,002.25)	(10,792.73)	(18,355.52)	(4,625.68)	(55.25)	(3,065.63)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	150.00	—	—	150.00	—	—	—	—
STD	1,764.84	50.82	602.91	413.49	207.90	231.00	145.53	113.19
Medical	24,787.23	1,048.76	6,990.08	5,342.90	1,687.41	4,166.68	2,030.16	3,521.24
401K Loans	5,157.66	—	2,914.64	600.92	516.32	99.32	—	1,026.46
401K Deducts	18,058.67	438.38	6,129.77	4,932.15	1,861.29	231.37	229.07	4,236.64
AHL Dental	5,336.34	186.90	1,475.22	1,255.16	572.80	881.24	538.24	426.78
AHL Cancer	1,140.74	53.74	169.28	354.54	136.00	236.46	26.20	164.52
AHL Life	1,618.94	124.28	(21.56)	698.84	16.30	402.60	179.28	219.20
Flex Med	1,567.36	—	481.58	627.18	—	—	—	458.60
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	100.00	2.00	19.00	43.00	10.00	14.00	8.00	4.00
Garnishment	836.39	176.53	273.73	220.70	—	—	165.43	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	7,747.46	100.00	1,282.94	2,692.06	1,112.25	1,247.18	858.03	455.00
Tax Levy	275.00	—	—	200.00	—	75.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	(1,805.33)	147.48	(190.62)	(9,246.44)	(906.88)	3,884.25	(864.74)	5,371.62
	—	—	—	—	—	—	—	—
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	516,588.66	—	—	—	—	—	—	—
Direct Deposits	361,281.44	—	—	—	—	—	—	—
Wage Garnishments	50,666.77	276.53	1,556.67	3,112.76	1,272.25	1,322.18	1,023.46	455.00
Federal Tax	50,308.95	2,088.66	22,601.12	18,642.80	14,385.30	12,280.16	7,697.00	13,473.28
EE SS Tax	81,262.47	849.57	9,126.80	8,286.02	4,852.09	4,705.66	2,659.82	3,575.72
ER SS Tax	81,262.51	1,892.28	20,760.20	16,879.82	11,737.15	10,751.38	6,009.70	6,893.31
EE Med Tax	10,772.95	1,543.05	15,684.90	14,256.07	8,754.24	6,300.94	4,448.51	4,153.88
ER Med Tax	19,044.70	624.67	6,390.58	5,341.50	2,563.24	2,335.54	1,851.26	836.25
State Tax	25,308.66	775.39	3,193.28	7,912.44	5,086.60	4,683.72	944.02	3,756.06
Futa	1,057.87	343.97	3,483.56	3,103.69	1,898.44	1,321.17	993.50	839.74
Suta	7,214.66	174.64	2,187.38	2,263.02	1,580.45	454.10	458.39	102.43
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,397,816.30	38,401.70	392,508.80	321,779.05	204,223.85	208,560.42	114,122.75	118,219.73
Manual Checks	—

Total Other Cash Disbursements	1,397,816.30	38,401.70	392,508.80	321,779.05	204,223.85	208,560.42	114,122.75	118,219.73

TOTAL ALL CASH DISBURSEMENTS	1,397,816.30	38,401.70	392,508.80	321,779.05	204,223.85	208,560.42	114,122.75	118,219.73

	(176,999.16)	—	—	—	—	—	—	(176,999.16)

Book Balance per bank rec.	(176,999.16)		—		—	—		(176,999.16)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. __
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(187,045.70)	—	(187,045.70)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,584,862.00	—	1,584,862.00
Outstanding Checks	—	(176,999.16)	—	(176,999.16)
	—	—	—	—

Total Cash Receipts and Transfers	—	1,407,862.84	—	1,407,862.84

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,346,267.93
Federal Tax	—	96,881.21
SS Tax	—	81,262.47	—	81,262.47
Med Tax	—	19,044.62
EIC	—	(121.30)	—	(121.30)
State Tax	—	32,869.70	—	32,869.70
Advance	—	125.00	—	125.00
Mileage	—	(37,897.06)	—	(37,897.06)
Miscellaneous	—	—	—	—
Shortage	—	150.00	—	150.00
STD	—	1,764.84	—	1,764.84
Medical	—	24,787.23	—	24,787.23
401K Loans	—	5,157.66	—	5,157.66
401K Deducts	—	18,058.67	—	18,058.67
AHL Dental	—	5,336.34	—	5,336.34
AHL Cancer	—	1,140.74	—	1,140.74
AHL Life	—	1,618.94	—	1,618.94
Flex Med	—	1,567.36	—	1,567.36
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	100.00	—	100.00
Garnishment	—	836.39	—	836.39
Bankrpc	—	160.00	—	160.00
Child support	—	7,747.46	—	7,747.46
Tax Levy	—	275.00	—	275.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	(1,805.33)	—	(1,805.33)
	—	—	—	—
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	516,588.66	—	516,588.66
Direct Deposits	—	361,281.44	—	361,281.44
Wage Garnishments	—	50,666.77	—	50,666.77
Federal Tax	—	50,308.95		50,308.95
EE SS Tax	—	81,262.47		81,262.47
ER SS Tax	—	81,262.51		81,262.51
EE Med Tax	—	10,772.95		10,772.95
ER Med Tax	—	19,044.70		19,044.70
State Tax	—	25,308.66		25,308.66
Futa	—	1,057.87		1,057.87
Suta	—	7,214.66		7,214.66
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,397,816.30		1,397,816.30
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,397,816.30	—	1,397,816.30

TOTAL ALL CASH DISBURSEMENTS	—	1,397,816.30	—	1,397,816.30

	—	(176,999.16)	—	(176,999.16)
Book Balance per bank rec.

Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	May-04

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$137,784,602.24
Plus Amounts billed during the period	$11,133,263.39
Sold Receivables during month	—
Less Amounts collected during the period	(14,817,064.99)
Total Accounts Receivable at the end of the reporting period	$134,100,800.64

Amount
Accounts Receivable Aging
0-30 days old	$121,822,295.80
31-60 days old	$4,100,406.01
61-90 days old	$2,820,139.50
91+ days old	$5,357,959.33
Total Accounts Receivable	$134,100,800.64
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$134,100,800.64

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 5/28/2004

Aged Accounts Receivable

(Gross Balance as of 5/28/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$113,769,113	$65,720,471	$46,607,488	$464,008	$977,146
Potential (1-30)	$8,053,183	$3,359,322	$4,100,285	$418,651	$174,926
31-60 Days	$4,100,406	$1,596,044	$2,164,118	$109,036	$231,208
61-90 Days	$2,820,140	$761,447	$1,930,566	$56,748	$71,378
91 and Over	$5,357,959	$1,307,909	$3,703,157	$278,424	$68,469
Total Delinquency	$20,331,688	$7,024,722	$11,898,126	$862,859	$545,981
Total Gross Receivables	$134,100,801	$72,745,192	$58,505,614	$1,326,867	$1,523,127
Post Accounts Payable
(As of 5/28/04)
Southern Management	$—
Tico Credit	$8,183
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$8,183

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	Page 1	Thaxton39813, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for May

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY				INACTIVE	INACTIVE
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated		Paragon, Inc	Modern Central Recovery
Beginning Inter-company balance as of 4/30 per G/L Trial Balance	—	(6,248,675.00)	142,584,154.35	—	—	(6,459,038.97)	(877,664.00)	(1,303,063.00)	—	(44,740,392.38)	(96,253,047.30)

Cash Transfers between companies	—		(3,984,641.62)			232,966.51				522,884.27	3,228,790.84
Expenses paid by Corporate - expensed in subsidiaries (treated as	(0.00)		(767,320.63)			(15,259.31)	43,581.00	812,838.00		(67,799.83)	(6,039.23)
separate cost centers as opposed to separate companies	—
Allocations of:	—
Home Office allocation	—
Interest allocation	—		530,573.00							(270,128.70)	(260,444.30)
Payroll	—		742,343.18			(180,604.68)					(561,738.50)
Analysis charges	—		9,753.16			(1,665.61)					(8,087.55)
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(6,499,287.53)				—	—			6,499,287.53
	—		—				—	—

General Ledger as of 5/31/04	(0.00)	(6,248,675.00)	132,615,573.91	—	—	(6,423,602.06)	(834,083.00)	(490,225.00)	—	(44,555,436.64)	(87,361,278.51	)—	—	—

	(0.00)	(6,248,675.00)	132,615,573.91	—	—	(6,423,602.06)	(834,083.00)	(490,225.00)	—	(44,555,436.64)	(87,361,278.51	)—	—	—

Balance Sheet - May 31, 2004		(6,248,675.00)	132,615,573.00			(6,423,602.00)	(834,083.00)	(490,225.00)		(44,555,437.00)	(87,361,278.00)